Exhibit 10.7

SOLICITATION, OFFER AND AWARD	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (16 CFR 700) ☐			RATING DO-	PAGE 1	OF PAGES 79
2. CONTRACT No.	3. SOLICITATION NO.	4. SOLICITATION TYPE		5. DATE ISSUED	6. REQUISITION/PURCHASE NO.
N00033-07-C-5416	N00033-06-R-5416		Sealed Bid (IFB)	31 August 2006
		☒	Negotiated (RFP)
7. ISSUED BY CODE		8. ADDRESS OFFER TO (If other than item 7)
Military Sealift Command, N1033/PM5		See Item 7
914 Charles Morris Court SE
Washington Navy Yard, DC 20398-5640
NOTE: In sealed bid solicitations “offer” and “offeror” mean “bid” and “bidder”.

SOLICITATION

9.     Sealed offers in original and copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in                     until 04:00 PM (hour) local time 30 November 2006.

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION			A. NAME	B. TELEPHONE (NO COLLECT CALLS)		C. E-MAIL ADDRESS
CALL:		☐		AREA CODE	NUMBER	EXT.
			Diana Fischer	202	685- 5833	Diana.fischer@navy.mil
11. TABLE OF CONTENTS
(x)	SEC	DESCRIPTION	PAGE(S)	(✓)	SEC	DESCRIPTION	PAGE(S)
Part I – The Schedule				PART II – CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1-9	☒	I	CONTRACT CLAUSES	57-61
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	10	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	11-25	☒	J	LIST OF ATTACHMENTS	62
☒	D	PACKAGING AND MARKING	26	PART IV – REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	27-30	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	63-67
☒	F	DELIVERIES OR PERFORMANCE	31-32
☒	G	CONTRACT ADMINISTRATION DATA	33-39	☒	L	INSTR., CONDS., AND NOTICES TO OFFERORS	68-77
☒	H	SPECIAL CONTRACT REQUIREMENTS	40-56	☒	M	EVALUATION FACTORS FOR AWARD	78-79

OFFER (Must be fully completed by offeror)
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12.   In compliance with the above, the undersigned agrees, if this offer is accepted within             calendar days (60 calendar days unless a different period is inserted by the offeror) from the data for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8) ☐	10 CALENDAR DAYS N/A %	20 CALENDAR DAYS N/A %	30 CALENDAR DAYS N/A %	CALENDAR DAYS N/ A %
14. ACKNOWLEDGMENT OF AMENDMENTS	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE
The offeror acknowledges receipt of amendments to	Amendment 0001	10/05/06	Amendment 0005	11/21/06
the SOLICITATION for offerors and related	Amendment 0002	10/23/06	Amendment 0006	11/22/06
documents numbered and dated.	Amendment 0003	11/03/06	Amendment 0007	11/28/06
	Amendment 0004	11/14/06

15A . NAME AND ADDRESS OF OFFEROR	CODE				FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)
US Product Carriers LLC 399 Thornell Street Edison, NJ 08837

Joseph P. Gehegan
President & Chief Operating Officer
15B. TELEPHONE NUMBER.				☒	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENCE FROM ABOVE. - ENTER SUCH ADDRESS IN SCHEDULE.	17. SIGNATURE	18. OFFER DATE
AREA CODE (732)		NUMBER 635-2701	EXT.			/s/	11/29/06

AWARD (To be completed by Government)
19. ACCEPTED AS TO ITEMS NUMBERED FIRM PERIOD	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
$51,309,850
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:		23. SUBMIT INVOICES TO ADDRESS SHOWN IN	ITEM
☐ 10 U.S.C. 2304 (c)( )	☐ 41 U.S.C. 253(c)( )	(4 copies unless otherwise specified) ☐

24. ADMINISTERED BY (If other than Item 7)	CODE _________	PAYMENT WILL BE MADE BY	CODE
26. NAME OF CONTRACTING OFFICER (Type or print)		27. UNITED STATES OF AMERICA (Signature of Contracting Officer)	28. AWARD DATE
DIANE FISCHER		/S/ Diane Fischer	7/6/07

IMPORTANT – Award will be made on this form, or on Standard Form 26, or by other authorized official written notice.
AUTHORIZED FOR LOCAL REPRODUCTION Previous edition not usable	33-134	STANDARD FORM 33 (Rev. 4-85) Prescribed by GSA – FAR (48 CFR) 52.214 (c)

Section SF 30 - BLOCK 14 CONTINUATION PAGE

BOXES

Vessel(s): Hull Number – 503 or 504 Hull Number – 504 or 505
Owner, DUNS, CAGE, TIN (and TIN of parent, if applicable): USS Product Carriers LLC DUNS#164564424, CAGE#4LRS1; TIN#204722588

A. TANKTIME BOXES

Solicitation Number (date): N00033-06-R-5416 August 31, 2006	Contract Number (date):

1. Vessel(s) Required: See Section C	2. Place/Range of Delivery: One or more ports within Continental United States, Charterer’s option. Delivery Ballast Bonus payable upon delivery: $1,308,822.

3. Place/Range of Redelivery: Worldwide – Redelivery Ballast Bonus payable upon redelivery: $3,063,752.

4. Charter Period Base period of about one year with three option periods of about 1-year and one option period of about 11-months.	5. Laydays: Commencing: Cancelling:	Vessel1: 01 October 2010 Vessel 2: 01 January 2011 Vessel 1: 31 December 2010 Vessel 2: 31 March 2011

6. Terms/Conditions/Attachments added, deleted or modified: See Section C.

N00033-07-C-5416

7. Vessel/Flag/Year Built: Hull Number – 503 or 504/USA/2010 Hun Number – 504 or 505/USA/2011	8. Proposal Firm Until: November 30, 2006 to March 30, 2007

9.      Amendments Acknowledged (amendment numbers and dates): Amendment 0001 – 10/05/06,

Amendment 0002 – 10/23/06, Amendment 0003 – 11/03/06, Amendment 0004 – 11/14/06,

Amendment 0005 – 11/21/06, Amendment 0006 – 11/22/06, Amendment 0007 –11/28/06,

Amendment 0008 –01/30/07, Amendment 0009 –02/01/07, Amendment 0010 – 02/23/07,

Amendment 0011 – 03/16/07, Amendment 0012 – 03/21/07.

10.    Owner :

(style, address, phone, cell phone, pager, e-mail, fax)

USS Product Carriers LLC 399

Thornall Street

Edison, NJ 08837

Phone: (732) 635-2701 – Joseph Gehegan

Phone: (732) 635-2707 – Jeff Miller

Phone: (732) 635-2708 – Ray Marquardt

Cell: (732) 259-3563 – Joseph Gehegan

Fax: (732) 635-1924

Email: mscrfp@usslp.com

DUNS #164564424

11. Broker (address, phone, e-mail, fax): None
12. Remittance Address for Hire (if other than Box 11) LaSalle Bank National Association ABA# 071000505 Credit to USS Chartering LLC Account Number 5800299439

N00033-07-C-5416

SECTION B – SUPPLIES OR SERVICES AND PRICE

B-1	Charter Hire

B-1.1 Hire Rates. Charter hire for services under this Charter Party shall be payable at the applicable rates stipulated in Boxes 14-16 and shall be earned at the expiration of each 15-day charter period. Except as otherwise provided herein, said hire rates shall be considered payment in full for all services of the Vessel(s) and Associated Equipment under this Charter including all overtime, penalty time, bonuses, payments, and emoluments payable to Master, Officers, and crew for services under this Charter, irrespective of the geographic scope of said service and including the carriage of hazardous cargoes except as otherwise identified by the Government. Said hire rates are exclusive of the costs of fuel and port charges, which are addressed in Sections H-15 and H-13 respectively.

B-1.2 Loss of Vessel. Should the Vessel be either lost or missing and presumed lost, Charterer may, at its sole discretion, terminate this Charter, in which case hire shall cease to be payable at the time of the loss or, if said time is unknown, at the time of the Vessel’s last received communication. Similarly, should the Vessel become a constructive total loss, Charterer may, at its sole discretion, terminate this Charter, in which case hire shall cease to be payable at the time of the casualty resulting in the constructive loss. The Vessel shall be considered missing and presumed lost when, after a reasonable lapse of time, it fails to reach its next scheduled port and reasonable efforts to contact it fail.

N00033-07-C-5416

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Each	$28,318,822.00	$28,318,822.00
	Firm Period Vessel 1 Fixed Price
	FFP
	Per Diem $27,010,000.00 ($74,000.00 per day)

	Delivery bonus $1,308,822.00
	FOB: Destination

				NET AMT	$28,318,822.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002
	Year 1 Vessel 1 Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

N00033-07-C-5416

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		1	Each	$22,991,028.00	$22,991,028.00
	Firm Period Vessel 2 Fixed Price
	FFP
	Per Diem $21,682,206.00 ($79,422.00 per day)

	Delivery bonus $1,308,822.00
	FOB: Destination

				NET AMT	$22,991,028.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004
	Year 1 Vessel 2, Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		1	Each	$21,137,150.00	$21,137,150.00
OPTION	Year 2 Vessel I Fixed Price
	FFP
	Per Diem $21,137,150 ($57,900.00 per day)
	FOB: Destination

				NET AMT	$21,137,150.00

N00033-07-C-5416

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006
Option	Year 2 Vessel I Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		1	Each	$21,137,150.00	$21,137,150.00
OPTION	Year 2 Vessel 2 Fixed Price
	FFP
	Per Diem $21,137,150 ($57,900.00 per day)
	FOB: Destination

				NET AMT	$21,137,150.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008
OPTION	Year 2 Vessel 2 Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

N00033-07-C-5416

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009		1	Each	$20,042,150.00	$20,042,150.00
OPTION	Year 3 Vessel 1 Fixed Price
	FFP
	Per Diem $20,042,150.00 ($54,910.00 per day)
	FOB: Destination

				NET AMT	$20,042,150.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0010
OPTION	Year 3 Vessel 1 Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0011		1	Each	$20,042,150.00	$20,042,150.00
OPTION	Year 3 Vessel 2 Fixed Price
	FFP
	Per Diem $20,042,150.00 ($54,910.00 per day)
	FOB: Destination

				NET AMT	$20,042,150.00

N00033-07-C-5416

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0012
OPTION	Year 3 Vessel 2 Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0013		1	Each	$20,619,215.00	$20,619,215.00
OPTION	Year 4 Vessel 1 Fixed Price
	FFP
	Per Diem $20,619,215.00 ($56,491.00 per day)
	FOB: Destination

				NET AMT	$20,619,215.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0014
OPTION	Year 4 Vessel 1 Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

N00033-07-C-5416

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0015		1	Each	$20,619,215.00	$20,619,215.00
OPTION	Year 4 Vessel 2 Fixed Price
	FFP
	Per Diem $20,619,215.00 ($56,491.00 per day)
	FOB: Destination

				NET AMT	$20,619,215.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0016
OPTION	Year 4 Vessel 2 Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

N00033-07-C-5416

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0017		1	Each	$22,467,622.00	$22,467,622.00
OPTION	Year 5 Vessel 1 Fixed Price
	FFP
	Per Diem $19,403,870.00 ($57,922 per day)
	Redelivery bonus $3,063,752.00
	FOB: Destination

				NET AMT	$22,467,622.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0018
OPTION	Year 1 Vessel 1 Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0019		1	Each	$22,467,622.00	$22,467,622.00
OPTION	Year 5 Vessel 2 Fixed Price
	FFP
	Per Diem $19,403,870.00 ($57,922 per day)
	Redelivery bonus $3,063,752
	FOB: Destination

				NET AMT	$22,467,622.00

N00033-07-C-5416

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0020
OPTION	Year 5 Vessel 2 Reimbursables
	FFP
	FOB: Destination

				NET AMT	$0.00

N00033-07-C-5416

SECTION C – STATEMENT OF WORK

C-1 DEFINITIONS AND ACRONYMS:

C-1.1 Alterations - Additions of equipment; changes to the configuration, location, type, or number of pieces of equipment or systems; changes in the arrangement and outfitting of Vessel’s structure

C-1.2 Associated Equipment - Construed to include all contractor-furnished or owned equipment necessary for performance under this Charter

C-1.3 Bbl - Barrel (42 U.S. gallons volume measure)

C-1.4 CAGE - Commercial and Governmental Entity Code (reference DFARS 252.204-7001)

C-1.5 CEC - Contractor Establishment Code

C-1.6 CFE - Contractor-furnished equipment

C-1.7 Charter - Interchangeable with “Charter Party”

C-1.8 Charterer - The United States of America

C-1.9 Charter Party - This document when executed; interchangeable with “contract” and “Charter”

C-1.10 Charter Party Date - Identified in Box 3 of SF 1449

C-1.11 COMSC - U.S. Department of the Navy, Commander, Military Sealift Command

C-1.12 COMSCINST - COMSC Instruction

C-1.13 Condition Alpha - A standard of routine vessel physical security, effective throughout the currency of this Charter, which is associated with good industry practice and prudent seamanship (see also Section H-26 MSC Ship Physical Security below).

C-1.14 Condition Delta - A standard of enhanced vessel physical security, effective upon notice from Charterer authorities, which comes in response to an increased threat to the Vessel, its cargo, or crew. Security measures required to be taken during Condition Delta can be manpower intensive, and additional personnel and materiel may be provided by Charterer or Government-contracted personnel. Because such personnel or materiel may not be immediately available, Owner must be prepared to unilaterally meet the security requirements of Condition Delta for a period up to three days. (See also Section H-28 MSC Ship Physical Security below).

C-1.15 CONSOL - Also known as Underway Replenishment wherein – Cargo Consolidation that is done at sea, underway where the tanker will transfer cargo fuel to a Naval Auxiliary while underway via cargo hoses sent from an oiler. This requires special fittings on the tanker to be able to receive the hose via highline.

N00033-07-C-5416

C-1.16 Contracting Officer - Identified in Box 10 of SF33

C-1.17 Contracting Officer’s Representative (COR) (DFARS 202.101, MAY 2006): means an individual designated (in accordance with subsection 201.602-2 of the DEARS) and authorized in writing by the contracting officer to perform specific technical or administrative functions.

If the Contracting Officer designates a COR, the Contractor will receive a copy of the written designation. It will specify the extent of the COR’s authority to act on behalf of the Contracting Officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of contract.

C-1.18 Contractor - Interchangeable with “Owner”

C-1.19 Crew - Of the Vessel identified at Box 7

C-1.20 DESC - Defense Energy Support Center

C-1.21 DFARS - Department of Defense Federal Acquisition Regulation Supplement (issued by the Department of Defense)

C-1.22 DOD - Department of Defense

C-1.23 DWT - Deadweight

C-1.24 FAR - Federal Acquisition Regulation (issued by Department of Defense, General Services Administration, and National Aeronautics and Space Administration.

C-1.25 FCC - Federal Communications Commission

C-1.26 FOS - see “Full Operational Status”

C-1.27 Ft - feet

C-1.28 Full Operational Status - Vessel manned and provisioned, all Associated Equipment operational, and Vessel prepared in all respects to perform her mission in accordance with this Charter, whether or not so ordered (see Section H-16 - Reduced Operational Status (Layup) below))

C-1.29 GFP - Government-furnished property (see FAR 52.245-2 below)

C-1.30 Government - The United States of America; interchangeable with “Charterer”.

C-1.31 Government Personnel - All embarked personnel not employed by the Owner, including military personnel and Government-employed civilians

C-1.32 Government Designated Representative - Including, but not limited to, force protection personnel, military, government employees, and government contractors

N00033-07-C-5416

C-1.33 hp - horsepower [1 hp equals 0.745799 kW]

C-1.34 ITOPF - International Tanker Owners Pollution Federation Limited

C-1.35 km - kilometers

C-1.36 kW - kilowatts [1 kW equals 1.34 horsepower (hp)]

C-1.37 LT - Long Ton (2,240 pounds weight)

C-1.38 m - meter

C-1.39 C - 1.37 m3-cubic meter

C-1.40 Master - Of the Vessel(s) identified in Box 7

C-1.41 Moderate Weather - Conditions up to and including sustained winds of Beaufort Force 5 and sea state 4 are encountered for more than six hours shall not be considered a “moderate-weather” day for purposes of fuel or speed warranties made under this Charter)

C-1.42 MSC - U.S. Department of the Navy, Military Sealift Command

C-1.43 NMCARS - Navy Marine Corps Acquisition Regulation Supplement

C-1.44 NM - Nautical Miles

C-1.45 OCIMF - Oil Company International Marine Forum

C-1.46 Owner - That entity or entities exercising commercial control of the Vessel identified in Box 7; interchangeable with “Contractor” and “offeror” and to include the disponent Owners and all the shipowner’s and the disponent Owner’s agents, employees, independent contractors, Master, Officers, and crew

C-1.47 P&I - Marine protection and indemnity insurance

C-1.48 Paying Office - Identified in Box 18a of SF 1449

C-1.49 Performance Speed. Derived by dividing the total hours at sea on any given sea passage (as shown in the Vessel’s log)-after excluding any hours of non-moderate weather and any sea passage covered by an off-hire calculation – into the total miles at sea on the given sea passage.

C-1.50 Place - Any berth, dock, anchorage, submarine line, alongside any Vessel or lighter or any other place whatsoever to which Charterer is entitled to direct the Vessel hereunder

C-1.51 Psi - pounds per square inch (pressure measure)

C-1.52 QAR/QR - DESC Quality Assurance Representative. Person who inspects ship cargo spaces for suitability to carry cargo and cargo for compliance with DoD quality specifications.

N00033-07-C-5416

C-1.53 Readiness - See Section H-6 below

C-1.54 Reduced Operational Status - see Section H-16 below

C-1.55 C-1.53 RFP - Request for Proposals; interchangeable with solicitation

C-1.56 C-1.54 ROS - Reduced operational status (see C-1.52 above)

C-1.57 SDWT - Deadweight capacity, to assigned summer mean draft

C-1.58 SIRE - Ship Inspection Reporting System – Database of ship OCIMF vetting inspections

C-1.59 SWL - Safe Working Load

C-1.60 TEU - Twenty-foot equivalent unit (container volume measure)

C-1.61 C-1.59 TIN - Taxpayer Identification Number (see FAR 52.204-03 below)

C-1.62 C-1.60 USCG - United States Coast Guard

C-1.63 Vessel(s) - Identified at Box 7

C-1.64 WOG - Without guaranty

C-2 Mission. The vessel(s) may be employed in worldwide trade for the transportation and/or prepositioning of petroleum cargo (including but not limited to, hazardous cargoes) and for military readiness, in accordance with the terms of this Charter.

C-3 Vessel(s) Specification/Capability. The Military Sealift Command, Sealift Program Office, Code PM51P, requests proposals for up to three (3) U.S. Flag, Jones Act compliant, qualified for the US domestic contiguous and non-contiguous coastwise trade, clean, approved, epoxy coated, complete double hull product tankers with a maximum age of ten (10) years at the time of delivery and the following characteristics:

(a)	Minimum/maximum DWT 35,000/50,000 in epoxy coated cargo tanks

(b)	Maximum laden draft 37 feet at full load of DFM/F76

(c)	Maximum LOA 700 ft

(d)	Maximum Beam PANAMAX

(e)	Minimum SOA 14 knots – Force 5

C-3.1 Owner warrants that the Vessel(s) performing under this Charter Party shall be in full conformity with the requirements of this Charter Party, from the time of delivery and thereafter during the currency of this Charter Party. In particular the Owner warrants that the Vessel(s) is as described in Section A of this Charter Party and that the Vessel(s) shall be Jones Act compliant.

C-3.2 Regulatory Compliance. The Owner warrants that the Vessel(s) and all Associated Equipment shall be in full compliance with the International Safety Management Code, all

N00033-07-C-5416

applicable international conventions, all applicable laws, regulations, and other requirements of the nation of registry and of the nation(s) and local jurisdictions to whose port(s) and/or place(s) it is contemplated that the Vessel(s) will be ordered. The Vessel(s) shall also possess an International Ship Security Certificate prior to delivery. Vessel(s) shall be delivered and maintained in the highest class of a recognized classification society and be in compliance with all current safety, health, and pollution regulations promulgated by appropriate authorities, including the latest applicable IMO/ISO regulations. The Owner also warrants that the Vessel(s) shall be entered with the International Tanker Owners Pollution Federation Limited (ITOPF) for the duration of this Charter. The Owner further warrants that the Vessel(s) shall have on board all certificates, records, or other documents required by the aforesaid conventions, laws, regulations, and requirements. The Owner will enter the ships in the OCIMF SIRE database and comply with all OCIMF guidelines. For new ships, Owner will include a plan for obtaining and maintaining vetting compliance with OCIMF members.

C-3.2.1 Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

C-3.2.2 Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; 41 U.S.C. 423 relating to procurement integrity and 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act.

C-3.2.3 Vetting Approvals. The vessel(s) must possess vetting approvals from current and future U.S. Government world-wide petroleum suppliers (i.e. SANGYONG, Exxon-Mobil, Cal-Tex and SK BP, Chevron-Texaco, Shell). The Government will provide the names of current DoD suppliers 180 days prior to delivery.

C-3.2.4 OCIMF Inspection Requirements. The vessel(s) must meet all OCIMF inspection requirements.

C-3.2.5 SIRE Participant. The vessel(s) must be a party to the SIRE system.

C-3.3 Vessel(s) Capability. Vessel(s) must possess the following capabilities:

(a)	Equipped to perform cargo operations both pierside and at anchorage (with adequate fendering)

(b)	Ability (equipped) to perform Refueling at Sea (CONSOL only) operations

(c)	Ability (equipped) to call at offshore petroleum facilities

C-3.3.1 A total of four (4) RAS receiving stations shall be installed that can receive a fueling rig with a ROBB or NATO coupling during RAS operations. The capability to perform the simultaneous transfer of up to two (2) different fuel products shall be met. RAS stations shall be installed in fore and aft positions, forward of the house, with two (2) stations on both port and stbd sides.

N00033-07-C-5416

C-3.3.2 Reference drawing 2227933, Standard RAS Receiving Station Arrangement and Requirements, shall be used as guidance for installing the RAS stations. Only rigging and fittings for the ROBB and NATO coupling configuration shall be installed. Since the probe receiver will not be required onboard, item numbers 1, 2, 5, 6, and 7 listed on reference drawing are not required to be installed. Item numbers 3 and 4 listed on reference drawing are to be sourced by the installing activity vice Government furnished.

C-4 Shipboard Personnel. The Owner warrants that the Vessel(s) shall have an efficient and legally sufficient complement of Master, Officers, and crew with adequate training and experience in the operation of all of the Vessel(s)’s equipment. The ship’s crew shall be trained, qualified and medically fit sufficient to accomplish the requirements of the PWS and consistent with the ship’s mission. The Master, Officers and a minimum of 75% of the unlicensed crew shall be U.S. citizens with any non-U.S. citizen crew member being an alien lawfully admitted to the United States for permanent residence; The Master, Officer, and entire crew must be able to adequately communicate in spoken and written English and possess valid and current certificates, licenses, and documents. Deck and Engine Officers shall meet the requirements of the USCG and STCW and possess current, valid USCG licenses, including Radar Observer endorsement for Deck Officers, commensurate with the tonnage and classification of the ship. GMDSS operators and maintainers are to be properly licensed and certified. Licensed personnel shall have the necessary endorsements on their USCG Merchant Mariner’s Document for the job to which they are assigned. All shall hold valid passports for the full length of this assignment.

C-4.1 Crew List. Owner must provide an accurate and current crew list within 24 hours of contract award and, additionally, no later than 96 hours prior to delivery of the vessel(s) at the designated load or delivery port (or first designated load port in the case of multiple load ports), time permitting. Further, at any time during the contract period a list of any reliefs scheduled to board the vessel(s) is required 96 hours prior to the personnel change. The crew list shall include full name (including middle name or the letters “NM” if no middle name), date of birth, place of birth (city and country), passport number and country of issue, and nationality of all crewmembers and other personnel onboard the vessel(s). Similar data for security personnel, military personnel, industrial-assistance personnel, service representatives, and all others who will be granted unrestricted access to the ship must also be submitted to MSC not less than forty-eight hours prior to their visit/embarkation. Upon award, Charterer will provide a template in which the crew list must be submitted. The template must be filled out in its entirety by Owners and resubmitted electronically in Microsoft Excel format to the Charterer. Scanned lists are unacceptable.

C-4.2 Appearance. The Contractor shall ensure that the appearance, dress and behavior of the officers and crew are commensurate with the ships’ status as U.S. Naval Ships. Accordingly, the Contractor shall establish and enforce appropriate dress and grooming standards approved by COR for shipboard personnel (e.g., khakis or white coveralls for officers and blue for other crewmembers, in order to distinguish officers and crew and to also distinguish between visitors, stevedores, supercargo, officers and crew).

C-4.3 Delay. Any delay resulting from Owner’s failure to provide the information in paragraph C-4.3, above, within the prescribed time frames shall result in a corresponding increase in the time afforded to Charterer to accept delivery of the Vessel(s).

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C-4.4 Crew Qualifications

C-4.4.1 The Master, Officers, and crew of this Vessel(s) shall be appointed or hired by the Owner and shall be deemed to be the servants and agents of the Owner at all times except as otherwise specified in this Charter. The Master of the Vessel(s) shall be under the direction of the Charterer as regards the employment of the Vessel(s) but shall not be under Charterer’s orders as regards navigation, care, and custody of the Vessel(s).

C-4.4.2 Conduct of Master, Officers, and Crew. If the Charterer shall have reason to be dissatisfied with the conduct of the Master, Officers, or crew, the Owner shall, on receiving particulars of the complaint, investigate the matter and, if necessary, make a change in personnel.

C-4.4.3 Identification Cards. In the event Government identification cards are issued to Master, Officers and crew, the Contractor shall be responsible for tracking and, upon redelivery of the Vessel, returning all cards.

C-5 Description of Vessel(s)

C-5.1 Pumping and Stripping Capacity. The Vessel(s) is equipped with the number of cargo and stripping pumps identified in Boxes 73 and 75, and their minimum discharge rates (against a back pressure of 100 psi at Vessel’s manifold) are noted in Boxes 74 and 76, respectively. The Vessel(s) is so equipped to drain and strip all cargo tanks of all free-flowing liquid cargo.

C-5.2 Cargo Capacity. The Vessel(s) has the total capacity for bulk cargo identified in Box 56 after a deduction of two percent for expansion. The Vessel(s) is constructed and equipped to carry, without admixture, the minimum number of grades of petroleum products identified in Box 54, with positive means of segregation between systems; that is, minimum double valves or effective line blinds. The Vessel(s) is also equipped and constructed to be capable of loading and discharging the minimum number of grades of petroleum products identified in Box 55 simultaneously, using separate lines, pumps, and manifold connections.

C-5.3 Ballast Tanks. The vessel(s) must possess clean segregated ballast tanks (SBT), as those terms are defined by applicable regulations, have the capacities noted in Box 57.

C-5.4 Vapor Recovery and Inert Gas Systems. The vessel(s) must possess a vapor recovery system and inert gas system (IGS).

C-5.5 Segregations with Double Valves. The vessel(s) shall possess a minimum of three segregations with double valve isolation.

C-5.6 Cargo Hose Handling Boom. The vessel(s) shall possess a minimum 10 ton cargo hose handling boom at the manifold.

C-5.7 Cargo Tanks. Vessel(s) must hot wash all cargo tanks with water, not to exceed 58 degrees centigrade prior to presenting for initial acceptance/inspection. A Certified Marine Chemist shall inspect and certify cargo tanks as clean and gas free and safe for entry.

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(a) Coatings. Owner warrants that Vessel’s cargo spaces are fully coated with epoxy coating(s) or equivalents as determined by the Charterer.

(b) Prior Cargoes. For the Vessel(s)’ cargo tanks to be considered acceptable upon delivery under this Charter, the last two cargoes carried by the Vessel(s) prior to delivery under this Charter shall have been petroleum or its products not darker than 2.5 NPA color. Owner shall submit other technical data as required by DESC based on the type of product carried.

(c) Cleaning. Vessel(s) shall be able to carry one complete, undecanted, tank washings in dedicated slop tanks.

(d) Tank-Cleaning Machines. Vessel(s) shall be equipped, manned, and capable of conducting continuous cleaning at sea while underway. If the Vessel(s) is equipped with installed tank-cleaning machines, the system shall be equipped with double gates, valves, or line blinds to ensure positive isolation of the system being cleaned. Vessel(s) shall be equipped to mechanically clean, mop, dry and inert cargo tanks within three days between cargoes during performance of the charter when required.

(e) Return in Like Condition. If, on tendering for the first voyage, the Vessel(s)’s tanks are suitable for the carriage of clean products, the Vessel(s), at the termination of this Charter, shall be returned to the Owner by the Charterer with tanks in like condition, excepting normal wear and tear. If the tanks on tendering for the first voyage are suitable only for black products, the Charterer may at his sole option return the Vessel(s) at the termination of this Charter with tanks dirty or clean.

(f) Riser Valves. Vessel(s) shall be equipped with either steel or modular iron riser valves and either steel or modular iron fittings on such riser valves at the manifolds.

(g) Heating Coils. If heating coils are installed, they must have been certified within the last year. Copper, copper-nickel and copper alloys (e.g., brass, bronze) are not acceptable and shall not be used in Vessel(s) compartments, pipelines, heating coils, or fittings.

(h) Oil/Water Interface Point. The Vessel(s) shall establish, immediately upon completion of loading and immediately prior to discharge, either by manual or electronic means, the oil/water interface point in all cargo tanks and record such readings in Vessel’s logs.

C-6 Other Cargo

C-6.1 General Cargo. Subject only to Master’s approval as to safety and stowage, Charterer shall have the option of shipping general and drum cargo in available space. All charges for dunnage, loading, stowing, and discharging so incurred shall be paid by the Charterer.

C-6.2 Injurious Cargoes. No injurious cargoes, including acids that are injurious to the Vessel(s), are to be shipped.

C-6.3 Carriage of Non-Clean Products. The Charterer shall have the right to carry dirty petroleum products excluding crude oil at any time during the currency of this Charter Party and also the right to change from dirty petroleum products to clean petroleum products any time

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during the currency of this Charter Party, it being understood that any time and expense involved in cleaning the tanks to carry clean petroleum products after carrying dirty petroleum products shall be for the Charterer’s account, except that any additional cleaning required by reason of carrying a higher grade of cargo which can normally be done by the crew and/or with the Vessel’s equipment shall be for the Owner’s account. It is also understood that this paragraph does not alter the responsibilities of the parties with respect to the condition of the tanks on delivery and redelivery as contained in Section C-5.7.

C-7 Loading and Discharging. The whole reach and burthen of the Vessel(s) shall be at the disposal of the Charterer, reserving only proper and sufficient space for Vessel’s Master, Officers, and crew, tackle, apparel, furniture, provisions, stores, and fuel. The Charterer shall have the use of the Vessel’s winches, and other appropriate gear actually on board, and the Owner shall provide sufficient power to operate all the Vessel’s winches simultaneously. The Vessel(s) shall work night and day, unless otherwise advised by the Charterer.

C-7.1 Cargo Quantity Limitation. In no case shall the cargo exceed what the Vessel(s) can reasonably stow and carry, in the judgment of the Master, over and above the space and burthen necessary for Vessel’s Officers and crew, her cabin, tackle, apparel, furniture, provisions, fresh water, stores, necessary ballast and fuel (sufficient space to be left in the tanks to provide for the expansion of cargo) and, in any case, not in excess of the quantity permitted by the minimum freeboard permitted for the specific voyages and always consistent with safe drafts at the loading/discharging port(s)/place(s).

C-7.2 Detention or Standby. If by reason of the Owner’s failure to use diligence to keep the Vessel(s) in a thoroughly efficient state of hull, machinery, equipment, personnel, and other particulars relating to the seaworthiness of the Vessel(s), the Charterer incurs costs of stevedoring detention or standby time in connection with the loading or discharging of cargo, such costs shall be for the account of the Owner, provided, however, the Owner shall not be liable for such costs unless the period of detention or standby time exceeds 20 minutes. The Charterer, within 24 hours after the period of detention or standby time commences, shall give the Owner or its representative written notice of the detention or Standby time.

C-7.3 Lighterage. Lighterage, if any, will be at the risk and expense of the Charterer, except as otherwise provided herein. For each evolution when scheduled, Owner shall obtain spill prevention booms for use during lightering operations and adequate fendering for alongside operations and be able to lighter (skin to skin) from another tanker. Contractor shall arrange for oil spill protection and cleanup.

C-7.4 Stevedore Damage. The Charterer is to be responsible for any physical damage done to the Vessel(s) by Charterer stevedores on loading and/or discharging only if such damage is occasioned by negligence, breach of warranty or breach of contract, and if the Master advises Charterer, or Charterer’s representatives, in writing, within 24 hours after occurrence of the specific damage and the Master further notifies the parties who have caused this damage, in writing, and endeavors to obtain their admission of liability. As soon as practicable after such damage is sustained, the Owner is to have an independent survey made to define and estimate the damage; a written copy of the survey report is to be promptly forwarded to the Charterer. All

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claims are to be settled directly between the Owner and the stevedores, with the Charterer being ultimately responsible.

C-8 Personnel and Facility Security Clearances. The Owner is required to have a facility clearance up to Secret level with a GSA approved Class 6 document safe that has an approved electronic combination locking device and approved shredder in accordance with DoD 5220.22-M National Industrial Security Program Operating Manual (NISPOM). Master, Chief Mate, Chief Engineer, and one additional Officer (either another deck officer or a radio officer if included in the crew), and Port Engineers and Port Captains must possess and maintain a Secret security clearance granted by the Defense Industrial Security Office (DISCO). It is the Owner’s responsibility to submit requests for security clearances in the proper format and in a timely manner prior to assignment to the program based on Defense Security Service (DSS) guidance.

C-8.1 Crew, Vendor and Transient Vetting: Full name, birth date, city, country, citizenship and passport information of crew, security personnel, military personnel, industrial-assistance personnel, service representatives, and all others who will be granted unrestricted access to the ship must be submitted to MSC not less than forty-eight hours prior to their visit/embarkation. Specific format and e-mail address will be provided at contract award.

C-9 Communications Equipment. The Contractor shall ensure that the Vessel configuration and equipment meets the Regulatory Body Distress/Ship requirements of the U.S. Coast Guard (USCG), Federal Communications Commission (FCC), International Maritime Organization (IMO); and International Convention for the Safety of Life at Sea (SOLAS), 1974 as amended. The Contractor shall also meet the following MSC specific requirements:

(a) Communications Space and Equipment. The Vessel shall be equipped with a separate, suitable, and securable communication space designated and equipped for the Government to operate and maintain special communications equipment. The space, at a minimum shall have adequate square footage in which Contractor-furnished and MSC-furnished equipment can be operated and maintained, estimated to be twenty square feet.

(1) The Contractor shall provide:

(i)	INMARSAT Standard B Ship Earth Station

(ii)	MF/HF Transceiver(s); can be included in an integrated GMDSS console.

(2) The Government will provide, and the Contractor shall accommodate Secure Communications devices

(b) Department of Defense General Service (GENSER) Messaging. The Vessel shall be capable of transmitting and receiving GENSER messages. Classified and unclassified GENSER message traffic is controlled by a personal computer based system.

(c) Radiotelephone Services. The Vessel shall be capable of radiotelephony over terrestrial and satellite circuits in the VHF, HF, MF bands as described in COMSCINST 2000.2 Series.

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(d) Secure Communications. The Vessel shall be capable of supporting secure (encrypted) communication equipment by complying with DOD and DON guidance on proper access, handling and disposition of classified material. The Contractor shall comply with physical security requirements in the following publications:

(1) DOD Manual 5220.22-M (Industrial Security Manual for Safeguarding Classified Information) and DOD 5220.22-S (COMSEC supplement)

(2) SECNAVINSTs 5510.30 Series and 5510.36 Series

(3) COMSCINST 2000.2 Series Ch-8

(e) Communications Administrative Services. The Vessel shall have standard office furniture necessary to support communications administrative functions in accordance with the procedures described in COMSCINST 2000.2 Series. These include a telephone connection to the interior communications system, a facsimile machine, a safe and a paper shredder. The safe shall be a GSA approved container, multi-drawer, class 6 document safe, with an approved electronic combination locking device. The shredder shall be a cross-cut type with a maximum size residue of 3/64 inch wide by 1/2 inch long that complies with SECNAVINST 5510.36 Series.

(f) Logs and Files. The Vessel shall have standard office equipment necessary to maintain communications logs as required by regulatory bodies and COMSCINST 2000.2 Series. The Vessel shall have sufficient file cabinets and file safes to file classified and unclassified message traffic for thirty (30) days (unless otherwise specified in SECNAVINSTs 5510.30 Series and 5510.36 Series). A GSA-approved locking device must secure the storage containers for classified material.

(g) Reduced Operational Status (ROS) Communications. In the event the Vessel is placed into ROS, the Contractor shall designate and train a crewmember to operate the INMARSAT equipment in accordance with the manufacturer’s instructions in the event of an emergency.

C-10 Navigational Equipment. The vessel(s) shall be equipped with navigational equipment as required by U.S. law and international regulation/convention including, but not limited to the following:

(1)	Two radars (1-10 cm, 1-3 cm), one of which is Automatic Radar Plotting Aids (ARPA) capable.

(2)	Global Positioning System (GPS)

(3)	Gyro Compass

(4)	Automatic Steering Device

(5)	Fathometer

(6)	Speedlog

(7)	Weather facsimile

(8)	AIS

C-11 Fuel Monitoring Reports

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(A)	Monthly reports. An inventory report shall be submitted monthly and include the following information:

(1)	Bunkers at the beginning of each month.

(2)	Bunkers at the end of each month.

(3)	Fuel received during the month and source.

(4)	Fuel consumed during the month.

(B)	A fuel consumption report shall also be submitted monthly and include the following:

(1)	Daily fuel oil consumption.

(2)	Speed made good over the ground.

(3)	Speed made good through the water.

(4)	Average propeller RPM per day.

(5)	Vessel(s) draft.

(6)	Sea and weather states.

(7)	Hours run during the day (noon – noon)

(2)	At the end of each voyage/passage, a summary shall be submitted giving the total time at sea, total distance steamed, total average speed, and total fuel consumed for the passage.

(3)	The above fuel oil reports shall be recorded daily and submitted monthly as described above. Reports and data collected shall be submitted via e-mail to the COMSC PM5, Sealift Program; an e-mail address will be provided upon award.

(4)	Accompanying the submitted report(s) will be a statement certifying the accuracy of the data contained therein as a true and exact copy of Vessel(s) deck and engine log books.

C-12 Small Arms, Ammunition and Physical Security Equipment. The Owner shall comply with all applicable provisions of COMSCINST 5530 (series) Shipboard Physical Security.

C-12.1 Quantity and Type of Small Arms. The Government shall furnish the small arms as described herein:

A. Four (4) semi-automatic 9mm pistols and four (4) leather holsters possessing a minimum 2 1/2-inch belt loop. The magazine capacity shall be six (6) rounds minimum. The barrel shall be 4-6 inches in length, inclusive.

B. Two (2) semi-automatic rifles with leather slings. The magazine capacity will be ten (10) rounds minimum. The caliber is limited to NATO 7.62 mm or .308 Winchester. The barrel shall be 22-24 inches in length, inclusive. Rifles shall be capable of firing a Mark 87, Mod 1 line throwing kit.

C. Four (4) slide action (pump) shotguns. The magazine capacity will be four (4) rounds minimum. The caliber shall be 12 gauge, 2 3/4 inch. The barrel shall be 18-20 inches in length, inclusive.

C-12.2 Quantity and Type of Ammunition. The Owner shall maintain a minimum quantity of ammunition (as provided by the Government) onboard the Vessel(s) for use in emergency situations as described herein:

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A.	One hundred (100) rounds of ball-type ammunition for each rifle and handgun required in paragraph A above.

B.	One hundred (100) rounds total of 00 buckshot for the four (4) 12 gauge shotguns.

C.	Small Arms and Ammunition Storage. Weapons and ammunition will be stored in accordance with OPNAVINST 5530.13, “Department of the Navy Physical Security Instruction for Conventional Arms, Ammunition, and Explosives (AA&E).”

C-12.3 Physical Security Equipment. The Government shall furnish the physical security equipment as described herein:

A. Six (6) black leather belts, 2 1/2 inches wide.

B. Six (6) handcuff cases.

C. Eight (8) 9mm ammunition cases.

D. Six (6) club carriers.

E. Six (6) mace carriers.

F. Four (4) key ring straps.

G. Eight (8) whistles with chain and hook.

H. Six (6) handcuffs.

I. Four (4) leg irons.

I. Six (6) police clubs.

K. Six (6) flashlights.

L. Thirty (30) visitor I.D. badges in colors coded for escort required/not required.

M. Sufficient hand-held shipboard communications equipment shall be maintained onboard such that, at a minimum, the Master, Chief Mate, Mate-on-Watch, and two pier sentries can be in communication on the same frequency concurrently.

N. The vessel(s) shall be equipped with sufficient fixed or portable hull waterline lighting such that, pierside or at anchor, the entire hull is lit at the waterline.

C-12.4 Access Control. Access control is the first line of defense towards attaining the goal of a secure ship. The Master will ensure that the crew is aware of the importance of access control, and will ensure the procedures described herein are followed.

C-12.4.1 Vessel Watch. A vessel watch will be established at all active accesses. Watch personnel will be equipped with handheld communications devices that maintain clear and reliable communications with the Deck Watch Officer. The Watchstander shall be thoroughly briefed on the duties to be performed. The Watchstander shall perform the duties as described herein:

A. Maintain a gangway/visitor’s log.

B. Issue a color coded identification badge to each visitor.

C. Deny entry to visitors refusing full and complete personal identification or explanation of the intended purpose of their visit.

D. Arrange escort for visitors when circulation controls are in effect.

E. As directed, search visitors and their property upon their boarding and departure.

C-12.4.2 Gangway/Visitor’s Log. A gangway/visitor’s log will be maintained by the vessel watch. The log will contain, at a minimum, the current date, visitor’s name, firm represented,

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name of the space/person being visited, time of arrival, time of departure, and the visitor’s ID badge number.

C-12.4.3 Identification Badge. Color-coded (escort required/not required) ID badges will be provided by the vessel watch to each visitor. ID badges will be prominently displayed by each visitor.

C-12.4.4 Coordination with Shore Personnel. Access regulations and procedures in effect aboard ship will be coordinated with shore personnel.

C-13 Equipment and Systems Required for Chemical, Biological, and Radiological Defense (CBR-D)

(a) CBR-D Clothing and Equipment. The equipment specified in COMSCINST 3541.5D, Enclosure (1), Appendix 3 will be delivered to the Vessel and shall be inventoried. The Owner shall designate a separate space for stowage and maintain equipment in accordance with directions provided by the cognizant MSC Squadron Commander. Various quantities of CBR-D related equipment will be placed onboard for training and contingency purposes. An itemized listing of specific quantities will accompany the equipment and will be presented for custody receipt. The Government, with prior approval of the Contracting Officer, will reimburse the Owner for expenses incurred in obtaining replacement consumables used in training. The equipment specified shall be considered Government Furnished Property in accordance with FAR Clause 52.245-2 entitled “Government Property (Fixed-Price Contracts).”

(b) Water Washdown System (WWDS). The Owner shall install a Water Washdown System (WWDS) consisting of clips and brackets for attaching standard fire hose nozzles at each weather deck fire station. The clips and brackets shall be as specified by COMSCINST 3541.5 Series, Part 1, Appendix C “CBR-D Policy” (MA Plan No. S89-5-1) or functionally equivalent if modem vari-nozzles or others are onboard. The clips shall be positioned to provide the greatest spray coverage for lifeboats, weather decks, housetops, and bulkhead areas. Structures accommodating personnel shall receive priority in coverage. A list of any areas receiving minimal or no spray coverage shall be posted in Damage Control Central. System will be capable of being activated from the interior of the Vessel(s). After installation, the WWDS shall be activated at least once quarterly to ensure operational reliability.

(c) Decontamination Station. The Owner shall install a Water Washdown System (WWDS) as specified under Attachment A.

C-14 Equipment and Systems Required for Antiterrorism/Force Protection (AT/FP)

(a) Soft Body Armor Vest with Armor Plate Inserts. A minimum of five (5) sets of Soft Body Armor Vests with Armor Plate Inserts (two inserts (front and back) for each Soft Body Armor Vest) will be delivered to the Vessel(s) and shall be inventoried. The Owner shall designate a separate space for stowage and maintain equipment in accordance with directions provided by the cognizant MSC Squadron Commander. An itemized listing of specific quantities will accompany the equipment and will be presented for custody receipt. The equipment specified shall be considered Government Furnished Property in accordance with FAR clause 52.245-2 entitled “Government Property (Fixed-Price Contracts).”

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(b) High Intensity Xenon Searchlight Kit. One High Intensity Xenon Searchlight Kit will be delivered to the Vessel(s) and shall be inventoried. The Owner shall designate a separate space for stowage and maintain equipment in accordance with directions provided by the cognizant MSC Squadron Commander. An itemized listing of specific quantities of equipment contained in the kit (including operating instructions) will accompany the kit and will be presented for custody receipt. The equipment specified shall be considered Government Furnished Property in accordance with FAR Clause 52.245-2 entitled “Government Property (Fixed-Price Contracts).”

(c) References. COMSCINST 5530.3 Series, MSC Ship Physical Security

C-15 Government Crew Training Requirements

C-15.1 Physical Security Training. The Owner will assign a Physical Security Officer as specified in enclosure (5) to COMSCINST 5530.3 Series. The Owner shall conduct a Shipboard Physical Security Drill quarterly. This drill should be based on a realistic scenario that reflects possible threats that might arise at sea or in port. Threat analysis will be provided by the Operational Commander. The drill will utilize those personnel assigned by the Physical Security Bill and should last approximately 45 minutes. A report of this training will be made to the cognizant MSC Squadron Commander and Area Commander when conducted.

C-15.2 Chemical, Biological, and Radiological Defense (CBR-D) Training. The Owner shall train the Vessel(s)’s crew in Chemical, Biological and Radiological Defense (CBR-D) as specified in this Attachment.

C-15.2.1 CBR-D Officer. The CBR-D Officer shall attend MSC’s week long CBR-D Officer’s Course, presently coordinated by the MSC APMCLANT Training Facility, as specified by COMSCINST 3541.5 Series, Part 1, Appendix C ‘CBR-D Policy’, and Part 2, Chapter 5 ‘CBR Defense Bill’. The CBR-D Officer will advise the Master on procedures required by COMSCINST 3541.5 Series.

C-15.2.2 Reference Material. The Government will provide all formal training reference material including a USN CBR-D Handbook for Training and Naval Ships Technical Manual Chapters 070 and 470.

C-15.2.3 Crew Training. The Owner’s CBR-D Officer shall be responsible for conducting general shipboard CBR-D training for the ship’s crew, and specific CBR-D training for the Chemical Decontamination and Radiological Survey teams. The general shipboard training for the crew shall include, but not necessarily be limited to: donning and doffing of the Chemical Protective Overgarment (CPO) and rubberized overgarments; use of the CBR-D gas mask; general personnel decontamination procedures; buddy and self aid. Specific CBR-D training for the DECON and Radiological Survey teams shall include, but not be limited to: use of the radiac meters and chemical detection equipment; decontamination of personnel and equipment; how to rig and operate the ship’s Water Washdown System (WWDS); how to set up and operate the DECON station; and in buddy and self aid. Training should be of such depth, detail and periodicity as to enable the crew to perform their duties as outlined in COMSCINST 3541.5 Series, Part 2, Chapter 5 ‘CBR Defense Bill’ at any time.

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C-15.2.4 Drills. The Master shall ensure that a CBR-D drill is conducted on a quarterly basis. The CBR-D drill shall involve the entire crew inn scenario that requires donning gas masks, exercising the decontamination team(s), and rigging and activating the WWDS. These drills should be alternated between a Chemical Defense Drill and a Radiological Defense Drill. Thus, within one year, a ship should have conducted two (2) Chemical Defense Drills and two (2) Radiological Defense Drills.

C-15.3 Small Arms Training. A minimum of five crewmembers are required to be small arms qualified. Mariners who are to bear small arms shall hold a valid certificate from a MSC approved small arms instruction and qualification provider.

C-15.4 Antiterrorism/Force Protection (AT/FP) Training and Reporting Requirements

C-15.4.1 AT/FP Training/Reporting Requirements. The Owner shall comply with AT/FP training requirements for Level I- Basic Individual Awareness Training and Level II- Training For Designated Personnel as Force Protection Officers (FPO) as set forth in DODINST 2000.16 and below. AT/FP reporting requirements shall comply with COMSC Notice 5530 and COMSCINST 5530.3 Series and below.

C-15.4.2 Certified AT/FP Officer. The Owner shall ensure that either the vessel’s Master or Chief Mate is a certified AT/FP Officer. Certification can be obtained through attendance at and graduation of the 5 day Military Sealift Command Force Protection Officer (FPO) Level II training course as coordinated via the MSC APMCLANT Training Facility. The FPO shall then provide Level I, Basic Individual Awareness Training to the vessel’s crew.

C-16 Government Personnel. Notwithstanding any restrictions in this charter party to the contrary, Owner agrees to the embark and berth a minimum of fifteen (15) government personnel, including supercargo and armed force protection personnel as provided for under the Force Protection clause. In the event complying with this requirement exceeds the Vessel’s Certificate of Inspection (COI), Owner will advise the Charterer and agrees to make reasonable efforts to obtain all appropriate waivers so as to allow the Vessel(s) to carry such additional personnel. If Owner is unable to obtain the necessary waivers, Owner shall notify the Charterer immediately. The cost of any additional lifesaving equipment shall be for Owner’s account. The cost of berthing and victualling the Government personnel will be reimbursed at a fixed rate of $30 per day.

C-16.1 Merchant Marine Cadets. The Owner shall participate in programs for Merchant Marine Cadets for training of engine and deck cadets under the sponsorship of the U.S. Merchant Marine Academy and all accredited state maritime schools. Vessel(s) must be capable of accommodating a minimum of two cadets at all times. Available positions shall be distributed as equally as possible among the requesting schools. The carriage of cadets shall not interfere with the carriage of personnel assigned by the Government on either a temporary or permanent duty basis. Subsistence, quarters, and training (as required by the cognizant school) shall be provided by the Owner. Cadet wages shall be paid by the Owner and reimbursed by the Government, but cadet wages shall not exceed the rate set forth in 46 CFR. Cadet transportation costs shall be paid by the Owner and reimbursed by the Government, but shall not exceed the rate set forth in applicable DOD travel regulations.

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C-17 Vessel(s) is to be fully bunkered when presented (NOR tendered).

C-18 Cargo Samples. The vessel(s) must be able to take upper, lower, bottom and all-level samples of the cargo (to include OBQ and ROB) without contaminating the samples from the sampling location. If unable to do so or if the sampling location is contaminated or suspected to be contaminated, Charterer will require open sampling on a tank by tank basis, consistent with safety and local terminal regulations.

C-19 Government Inspection. The vessel(s) offered under this RFP is subject to survey by a Government-identified surveyor and to inspection for suitability by other government personnel, as specified in section E.

C-20 Owner’s Guarantee. The vessel(s) owner warrants that the vessel(s) is clean and seaworthy and that the engineering plant is sound and has no known defects at time of delivery. Should the vessel’s main engines, drive gear, generators, electronics, or any other major system fail in service due to poor mechanical design or previous poor maintenance practices during the life of this contract, the owner shall be immediately notified by telephone and the vessel(s) will be placed in an off-hire status until repairs have been affected at owner’s expense.

C-21 Deliverables:

C-22 Documentation. The Owner shall submit all necessary documents to demonstrate the vessel(s) is offered in accordance with this solicitation, and any other documents the Government deems necessary for its analysis.

C-23 Reporting Requirements. The Charterer shall furnish the Master with all requisite instructions and sailing directions in writing, including COMSC Instruction 3121.9A, “Standard Operating Manual,” as revised. The Master shall exercise due diligence to observe all such orders and instructions of the Charterer in respect of the Charterer’s employment of the Vessel’s services. Reports required of the Vessel(s) are listed in Section 2-15-6 of COMSCINST 3121.9 series. Further reporting guidance can also be found in COMSCINST 2002.2, “Communications, Policy and Procedures Manual.” Additionally, vessel(s) shall provide position reports twice daily at 0600 and 1800 local Washington DC time to the following email and fax addresses:

[Area Command email address]

john.joerger@navy.mil

thomas.walters@navy.mil

garv.c.anderson@navy.mil

Facsimile: 202/685-5850 attn: Sealift, Tankers Program

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SECTION F – DELIVERIES OR PERFORMANCE

F-1 Laydays. The Vessel and all Associated Equipment shall be delivered to the Charterer at a port or place in accordance with Box 2 not later than 1600 hours local time at place of delivery on the canceling date stated in Box 5, the Owner giving written notice of readiness during office hours to the appropriate Government representative at the port or place of delivery on a working day (Saturdays, Sundays, or other recognized weekly days of rest, U.S. Government holidays, and holidays observed at the delivery port, whether national or local, shall not be considered working days). Government inspection of the Vessel shall be completed within a reasonable amount of time thereafter, not exceeding twenty-four (24) hours after proper tender of the notice of readiness, (Saturdays, Sundays, or other recognized weekly days of rest, U.S. Government holidays, and holidays observed at the delivery port, whether national or local, excepted in the computation of said twenty-four hour period). Hire shall commence upon acceptance of the Vessel by the Charterer but not before the commencing date stated in Box 5, unless approved in writing in advance by the Contracting Officer. The Charterer shall have the liberty to cancel this Charter at no cost to the Government should the Vessel or Associated Equipment not be ready in accordance with the provisions hereof by the canceling date stated in Box 5, said cancellation to be declared not later than twenty-four (24) hours after 1600 hours local time at place of delivery on the canceling date stated in Box 5, should the Vessel not be ready by that time. This paragraph shall not limit any right of the Government under this Charter Party or any right to take any other action authorized by law.

F-2 Condition. The Vessel and all Associated Equipment shall be, insofar as due diligence can make them so, seaworthy, properly and efficiently manned and trained, equipped, supplied, and in every way suitable and adequately fitted for and in all respects ready for the service contemplated under this Charter Party. Any Associated Equipment shall upon delivery be as described in this Charter Party and all cargo-handling equipment shall be rigged, secured, and operable. The Owner shall exercise due diligence to maintain the Vessel and Associated Equipment in such state during the period of this Charter Party.

F-3 Vessel(s) Redelivery. Unless lost, the Vessel shall be redelivered at a port or place in accordance with Box 3. The Charterer shall give the Owner not less than twenty (20) days notice of expected date and range of redelivery, and not less than ten (10) days notice of actual port or place of redelivery. Redelivery notice shall not impair the Charterer’s right to exercise any options under this Charter.

F-4 Ports/Places (MSC 5252.247-9810 (Aug 2005))

F-4.1 Safety. The Charterer shall exercise due diligence to order the Vessel to safe berths or places (or alongside vessels or lighters reachable on her arrival and designated/procured by the Charterer) that the Vessel can approach, lie at, and depart from always accessible, always afloat. The Charterer shall not, however, be deemed to warrant the safety of any berth or place and shall not be liable or accountable for any loss, damage, injury, or delay resulting from any unsafe condition at any berth or place unless caused by the Charterer’s failure to exercise due diligence as aforesaid. Any lightering will be at the expense of the Charterer; however, in the event the Charterer directs the Owner to arrange for lighterage services, the Owner shall make all necessary arrangements therefore.

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F-4.2 Ice. The Vessel shall not be ordered or bound to enter any port or place inaccessible due to ice or at which lights, lightships, markers, or buoys on Vessel’s arrival are (or are likely to be) withdrawn by reason of ice. The Vessel shall not be obliged to force ice. If a port or place to which the Vessel is ordered is inaccessible due to ice, the Master shall immediately notify the Charterer requesting revised orders and shall remain outside the ice-bound area. If there is danger of the Vessel being frozen in at any port or place, the Vessel shall, at Master’s discretion, proceed to the nearest safe and ice-free position, at the same time requesting the Charterer’s revised orders. Any delay or detention resulting from ice to be for the Charterer’s account.

F-5 Charter Period. This Charter Party shall be for the period designated in Box 4, commencing upon the Charterer’s acceptance of the Vessel and continuing until either the date of her redelivery or the completion of the voyage then current, at the Charterer’s sole option. Any option periods shall be in direct continuation; shall be without guaranty at the Charterer’s sole option; and shall be declared as specified in Section I. Optional periods may be declared at any time prior to redelivery of the Vessel.

F-6 Drydock. Owner, at its expense, shall drydock, clean and maintain the Vessel’s bottom and propeller, and make all overhaul and other necessary repairs properly to maintain the Vessel(s) in class; maintain the Vessel(s) in compliance with F-2 (Condition) above and the warranties of C-3.1 above, and otherwise to keep the Vessel(s) tight, staunch, and strong, and in thoroughly efficient order and condition. For such purpose of drydock, Charterer shall allow Vessel(s) to proceed to an appropriate port upon 60 days’ prior notice to the Contracting Officer. All towage, pilotage, fuel, gas-freeing if required, water, and other expenses incurred while proceeding to and from drydock shall be for Owner’s account.

F-6.1 Suspension of Hire. In case of drydocking, pursuant to F-6, at a port where Vessel(s) is to load, discharge, or bunker under Charterer’s orders, hire shall be suspended from the time the Vessel(s) receives free pratique on arrival, if in ballast, or upon completion of discharge of cargo, if loaded, until Vessel(s) is again ready for service. In case of drydocking at a port other than where Vessel(s) loads, discharges or bunkers, payment of hire shall cease from the time of deviation until the Vessel(s) is again ready and in a position not less favorable to the Charterer than that at which such deviation occurred.

F-7 Stop Work Order (FAR 52.242-15) (AUG 1989)

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SECTION G – CONTRACT ADMINISTRATION DATA

G-1 DESIGNATION OF PRINCIPAL CONTRACTING OFFICER

The Principal Contracting Officer for this contract is:

Diana Fischer, Contracting Officer (PM5)

Department of the Navy

Military Sealift Command

914 Charles Morris Court SE, Bldg. 157

Washington Navy Yard, DC 20398-5540

G-2 CONTRACTING OFFICER’S REPRESENTATIVE (COR)

(DFARS 252.201-7000)(DEC 1991)

(a) Definition. “Contracting officer’s representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer’s representative (COR), the Owner will receive a copy of the written designation. It will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

G-3 CONTRACTING OFFICER’S REPRESENTATIVE (COR)

(a) Upon contract award, the Contracting Officer’s Representative (COR) will be named in writing. As such, this individual will be responsible for monitoring the performance of the Owner and the adherence to the requirements of the contract as defined herein.

(b) The COR shall provide technical guidance on a day-to-day basis, and perform routine inspections of the facility on behalf of the Contracting Officer. In no event, however, shall any understanding or agreement, modification, change order, or other matter deviating from the terms of the contract be authorized by the COR, or any other Government personnel, unless formalized by the proper documents executed by the Contracting Officer.

(c) When in the opinion of the Owner, the COR, or any other Government personnel, requests effort outside the existing scope of the contract, the Owner will promptly notify the Contracting Officer. No action will be taken by the Owner under such technical instruction unless the Contracting Officer authorized the change.

G-4 Invoice Requirements

(a) Invoices shall be submitted in accordance with the following instructions.

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(b) The only items payable under this contract are the applicable per diem rates and the items listed as reimbursables (insurance, fuel, canal charges, port expenses, and miscellaneous expenses). Additional operating services or maintenance and repair may be added to Section B by the Contracting Officer, by written order, pursuant to the Changes Clause, FAR 52.243-1. Any other items or costs including alterations must be supported by an appropriate contract modification /Contracting Officer’s authorization.

(c) Invoices for per diem may be submitted by the Owner every thirty (30) days. The Government will pay per diem invoices in accordance with FAR 52.232-25, Prompt Payment, and Clause G-5. Invoices for reimbursement line items may be submitted for payment as incurred. Cost reimbursable line items will be paid at cost only (see G-6). In addition, the Owner shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include:

(1)	Name and address bf the Owner, invoice number (no more than 18 alpha numeric characters, date, Contract number, vessel(s) name, ports, the applicable Contract Line Item Number (CLIN), Expenditure Type, Project and Task Numbers (for which each invoiced item is payable). The Owner shall ensure that the company name, vessel, contract number, contract per Diem rate, and similar data shown on the invoice agree with that shown in the contract)

(2)	Provide a description, quantity, unit of measure, unit price and extended price of the items delivered;

(3)	Ensure invoices for cost reimbursement are itemized on the face of the invoice for each service provided, i.e. each port charge or each travel expense.

(4)	Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(5)	Terms of any discount for prompt payment offered;

(6)	Name and address of official to whom payment is to be sent;

(7)	Name, title, and phone number of person to notify in event of defective invoice; and

(8)	Taxpayer Identification Number (TIN). The Owner shall include its TIN on the invoice only if required elsewhere in this contract.

(9)	Electronic funds transfer (EFT) banking information.

(A)	The Owner shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B)	If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Owner shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.

(C)	EFT banking information is not required if the Government waived the requirement to pay by EFT. (2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

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(10)	Payments Other Than EFT. If payments under this contract are to be made by check and the Owner elects that the Payment Office send the check via Federal Express, the Owner shall include such instructions and the appropriate Federal Express account number when submitting the invoice for payment.

(11)	Ensure that supporting documentation for each invoice for reimbursement of expenses paid by the Owner for the account of the Government, shall be an original vendor’s receipted invoice which shall be adequate supporting documentation provided the Owner is not delinquent in paying subcontractor invoices; and the payments will be made in accordance within the terms and conditions of a subcontract or invoice; and ordinarily within 30 days of the submission of the Owner’s payment request to the Government. If the Owner is determined by the Government to be delinquent in paying subcontractor invoices in a timely manner then the supporting documentation shall be a vendor’s receipted invoice clearly marked “Paid” by the vendor, and a copy or photostat of same. Where this procedure would cause extensive delay in payment, or it is impractical to have the vendor mark the invoice paid, the Owner may stamp the invoice paid annotating beneath the paid stamp the check number evidencing payment (The Government may request copies of Owner’s canceled checks in support of the paid stamp on a random sample basis.)

(12)	Indicate on each vendor invoice for foreign currency, the rate of exchange as of the date of Owner payment. In addition, the Owner shall attach a copy of the bank draft or other suitable document showing the rate of exchange.

(13)	Attach an English translation if the vendor’s invoice or supporting documentation is in a foreign language

(14)	Advise all vendors to indicate on the vendor’s invoices the date their services were performed. Indicate this date on the face of the invoice with the line item for the services received.

(15)	Attach copies of applicable Contracting Officer’s written consent issued pursuant to FAR 52.244-2 for cost reimbursable subcontracts if the costs exceed $25,000.

(16)	When practicable, refer to supporting documents on the face of the invoice.

(17)	Address invoices to:

Commander

Military Sealift Command

Attn: Code N82

914 Charles Morris Court, SE

Bldg 157

Washington, DC 20398

(18)	Invoices for reimbursement submitted under this contract must be submitted not later than 30 days from receipt/payment of a payable invoice from a subcontractor. Any invoice for reimbursement not submitted within this timeframe shall not be payable under the contract.

(19)	When it is necessary to forward invoices with classified supporting documents, send via Registered Mail in double mailing envelopes. The inner envelope as well as the cover letter should be clearly marked with the appropriate security classification.

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(20)	Avoid commingling documentation of reimbursable and non-reimbursable consumables in the same invoice.

(21)	When submitting invoices for reimbursement of consumables and durable movable property, group items by category (e.g., consumables, force protection, damage control, maritime, medical, repair parts, etc.).

(d) Occasionally an invoice may be returned for correction. A “corrected”, “adjusted”, or “revised” invoice or an invoice otherwise identified with a previous invoice which has been returned is acceptable only when the original invoice (for which the correction is submitted) is attached to the corrected invoice. All invoices resubmitted for payment, regardless of reason, shall be denoted with the letter “R” at the end of the serialized Invoice Number.

(e) Personnel of the Military Sealift Command are prohibited from altering an invoice in any respect. Any deduction or difference between the amount invoiced and the amount paid will be fully explained by the Disbursing Division, Code N84, and will accompany the Treasury check mailed to the Owner.

(f) Questions regarding deductions should be referred to Commander, Military Sealift Command (N84). If the Owner considers a deduction unfair, he may present a claim for the amount deducted. In general, a claim should be in the form of a letter of explanation with necessary documentation evidencing the deduction as payable. If the resubmitted claim is approved, corrections will be made by a Reinstatement, MSC Form 7560/3, prepared by the Comptroller’s Office.

(g) All correspondence relating to invoices should contain the ship’s name, company name, contract number, and invoice number.

(h) All invoices, vouchers, or other routine requests for payment of reimbursable expenses under this contract must be submitted by the Owner to the Government not later than 30 days after the date of service or delivery of goods being billed. Any invoice, voucher, or other routine request for payment not so submitted shall be deemed waived by the Owner.

(i) The Owner shall mark or stamp every submitted invoice, voucher, or other routine request for payment of reimbursable expenses with the certification statement found at G-4 (j). No payment will be made on submitted invoices, vouchers, or other routine requests for payment of reimbursable expenses unless they contain the certification statement, which must be attested to and signed by a duly authorized representative of the Owner.

(j) A duly authorized representative of the Owner shall sign a certification statement marked or stamped on each submitted invoice, voucher, or other routine request for payment of reimbursable expenses, thereby attesting to its truth and validity. The certification statement shall read:

“Certification Statement: The undersigned affirms that I am a duly authorized representative of the Contractor, and that this invoice, voucher, or other routine request for payment of reimbursable expenses is accurate, made in good faith for goods or services that have been provided to the Government, is fairly and reasonably priced and (if based in whole or in part on

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goods or services provided to the Government by a Subcontractor) that all Subcontractors were selected by the Contractor after full and open competition to the maximum extent practicable.”

G-5 Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

G-6 Assignment. The Owner or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Government wide commercial purchase card), the Owner may not assign its rights to receive payment under this contract.

G-7 Payment of Fixed Price Per Diem (MSC 5252.232-9803) (DEC 1988)

(a) Payment of per diem on the day the vessel(s) is delivered or redelivered will be made at the full Per Diem rate.

(b) For periods of operation of less than a full 24-hour day (excluding delivery or redelivery days) the per diem rate will be prorated in accordance with the clause entitled “Determination of Applicable Fixed-Price Per Diem”. Calculation of per diem will be based on Greenwich Mean Time.

(c) Where a vessel(s) has a voyage in progress on the date of contract expiration in accordance with the clause at F-1, the applicable per diem rate for that vessel(s) for the period beyond the expiration date shall be the per diem rate that is in effect on the last day of the contract for that vessel(s).

G-8 Reimbursable Supplies and Services (CHARTERS (MAR 2005).

(a) The Government will reimburse the Owner only for the actual price paid for those supplies and services that are expressly identified as reimbursable items by this contract. “Actual price” paid by the Owner for such supplies and services, includes tax paid, if any, and reduced by any and all credits and rebates, whether accrued or realized, associated with the supplies and services provided. “Actual price” does not include material handling charges, overhead, general and administrative costs, profit, or any other indirect cost that is in any way associated with the Owner’s purchase or provision of such supplies and services. The parties expressly agree that the offered and accepted daily rate includes all costs incurred or paid by the Owner, including but not limited to material handling charges, overhead, general and administrative costs, or profit, that are in any way associated with the Owner’s purchase or provision of such supplies and services.

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(b) To be eligible to receive reimbursement for services and supplies identified in this contract as reimbursable items and obtained in support of this contract, the Owner must obtain at least three quotes for each transaction in excess of $2,500 to ensure that adequate price competition was sought or the Owner must provide an acceptable justification as to why it was impracticable to do so. In the case of fuel purchases, unless directed otherwise by the Contracting Officer, the Owner shall provide the documentation listed in subparagraphs (i) through (iii) below to the Contracting Officer for approval, prior to purchasing fuel. For purchases of services and supplies and other than fuel, the Owner need provide the aforementioned documentation only when requested by the Contracting Officer. The Owner shall maintain documentation of all reimbursable purchases until three years after the contract is completed and shall provide access to and copies of such documentation when requested by the Contracting Officer.

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the proposed subcontractor and price.

(iii) Suppliers contacted and price quotes. Include other pertinent data such as price lists used if suppliers were not contacted and information regarding the selection if other than price-related factors were considered.

(c) The Contracting Officer may reduce the reimbursement by any amount above that which the Contracting Officer finds, in his/her sole discretion, is greater than that which is fair and reasonable for the supplies or services provided, giving due consideration to the facts and circumstances prevailing at the time that the Owner procured the supplies and services. Disputes as to the amount by which any reimbursement is reduced shall be resolved in accordance with the “Disputes” clause of the contract. It shall be the Owner’s burden to demonstrate that the price it paid for reimbursable supplies and services was fair and reasonable.

(d) When the Owner expects total funding expended for reimbursable items to reach 85 percent of the total funds available on each Reimbursable Supplies and Services CLIN, the Owner shall notify the Contracting Officer and the COR and any other Government official identified by the Contracting Officer. The notice shall state the estimated amount of additional funds required to continue performance for the period specified in the Schedule. The Owner shall not exceed or incur costs that exceed the amount of funding stated on each Reimbursable Supplies and Services CLIN at the time a reimbursable item is ordered.

(e) The Government is not obligated to reimburse the Owner for otherwise reimbursable supplies and services in excess of the funded amount stated in the Schedule under each Reimbursable CLIN.

(f) The Owner is not obligated to continue performance of any reimbursable work under this Contract or otherwise incur costs for reimbursable supplies or services in excess of the funded amount stated in the Schedule under each Reimbursable CLIN unless the Contracting Officer notifies the Owner that the funded amount stated in the Schedule under the applicable Reimbursables CLIN has been increased. Notification shall be in writing. In the event notification is made orally, such notification shall be followed up in writing within two working days.

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(g) No notice, communication, or representation from any person other than the Contracting Officer shall affect the Government’s obligation to reimburse the Owner.

(h) Change orders shall not be considered an authorization to exceed the funded amount stated in the Schedule under the Reimbursable CLIN unless they contain a statement expressly increasing the funded amount of the Reimbursables CLIN by a sufficient amount to cover the change order.

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SECTION H – SPECIAL CONTRACT REQUIREMENTS

H-1 International Safety Guide for Oil Tankers and Terminals (ISGOTT). The Vessel(s) shall be operated in compliance with guidelines detailed in ISGOTT.

H-1.1 Oil Pollution Spill. Where an escape or discharge of oil occurs from the Vessel(s) and threatens to cause pollution damage to coastlines, Charterer may, at its option, and upon notice to Owner or Master, undertake such measures as are reasonably necessary to prevent or mitigate such damage, unless Owner promptly undertakes same. Charterer shall keep Owner advised of the nature of the measures intended to be taken. Any of the aforementioned measures actually taken by Charterer shall be at Owner’s expense. If Owner, in its absolute discretion, considers such measures should be discontinued, Owner shall so notify the Charterer, and thereafter neither the Charterer nor its nominee shall have any right to continue said measures under the provisions of the paragraph, and all further liability to Charterer under this paragraph shall thereupon cease.

H-2 Pollution Prevention and Safety Compliance. Owner warrants that the Vessel(s) is in full compliance with the United States Oil Pollution Act of 1990 (OPA 90) and all applicable U.S. Coast Guard (USCG) regulations for safety and pollution prevention, including those regulations in 33 CFR Parts 155, 156, and 164, and amendments thereto. Owner warrants that it has submitted a Vessel Response Plan (VRP) for the Vessel(s), which complies with OPA 90 and with USCG regulations. Owner further warrants that the Vessel(s) will be operated in full compliance with the legally applicable VRP requirements and any future VRP requirements. Owner further warrants that the Qualified Individuals listed in the VRP of the Vessel(s) are readily available and their contract telephone numbers can be given to Charterer immediately upon request. Owner will provide evidence of such compliance within three working days from the date of the fixture.

H-2.1 Financial Responsibility. Owner warrants that it has secured, and carries aboard the Vessel(s), a Vessel Certificate of Financial Responsibility (Water Pollution) issued by the United States Coast Guard in accordance with 33 C.F.R. 138.65.

H-3 Insurance. During the full period of this Charter Party, the Owner shall maintain marine insurance coverage on the Vessel, including Hull and Machinery, Protection and Indemnity (P&I), Pollution Liability, War Risk Hull and Machinery, War Risk P&I and Second Seamen’s War Risk. Except as otherwise provided in this Charter Party, the expense for such insurance coverages shall be for the Owner’s account and shall be deemed to be included in the hire payable under this Charter Party. Except as provided herein, the Owner shall be responsible for the cost of such insurance, including deductibles, premia, additional premia, calls, commissions, advancements, assessments, and overspill claims where applicable.

H-3.1 Protection and Indemnity (P&I). Owner warrants that it has in place with its P&I Club or other underwriter providing first class security, the standard coverage of U.S. $500-million plus an additional U.S. $1-billion oil pollution coverage. Owner further warrants that such coverage will remain in effect for the duration of the Charter. Owner will provide evidence of such coverage from its P&I Club and/or underwriters providing first class security within three working days from the date of the fixture. In the event that the financial responsibility requirements under United States Law shall increase during the term of this fixture so as to

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require oil pollution coverage in excess of that which Owner has agreed to carry under the preceding sentences and there is coverage available to meet such requirements, Owner will obtain the required and available coverage for its own account.

H-3.2 Trading Limits. If Vessel is sent beyond the limits of American Institute Trade Warranties or Institute Warranties (as applicable) under this Charter Party, the Charterer agrees to reimburse the Owner for the actual extra cost of additional premia and/or increased deductible levels, to the extent incurred, properly assessed by the Vessel’s marine insurance underwriters and payable by the Owner, which extra cost is occasioned by the Vessel’s trading beyond such limits.

H-3.3 Limitation of Liability. Except as otherwise specifically provided herein, the Charterer shall not be liable for any loss, damage, expense, cost, or liability whatsoever and howsoever incurred by the Owner or Vessel, or which are imposed upon the Owner or Vessel by operation of law. Any amount due the Owner under Section H-3 shall be subject to setoff by the Charterer to the extent of any amount recovered under insurance carried by the Owner, or to the extent of any amount recoverable under insurance required by H-3.

H-3.4 Notification to Charterer. All policies shall contain an endorsement stating that any cancellation or material change in the coverage adversely affecting the Government’s interest shall not be effective unless the Contractor provides written notice of the same to the Contracting Officer.

H-3.5 Charterer Named Assured. The United States of America shall be named as an additional assured with waiver of subrogation under the Vessel’s Hull and Machinery policy (and the Increased Value policy if applicable), the Vessel’s P&I entry, any additional pollution liability coverage, the Vessel’s War Risk Hull and Machinery policy including P&I, and Second Seaman’s War Risk .

H-4 War (MSC 5252.232-9812 ) (Aug 2005)

H-4.1 Voyage Instructions. If Vessel is ordered under this Charter Party to any port, place, zone, or route involved in a state of war, warlike operations or hostilities, civil strife, or piracy (whether there be a declaration of war or not) where it might reasonably be expected to be subject to capture, seizure, arrest, or hostile act by a belligerent power (whether de facto or de jure), it shall be unreasonable for the Owner not to prosecute said voyage instructions if insurance against said risks is then available commercially or under a Government program or if the Government offers the Owner an indemnity under Public Law 85-804 against losses that would be covered by such insurance. In the event of the existence of said risks, the Charterer shall, to the extent provided under Section H-4, assume provable additional costs of wages (including all additional bonuses and payments required) and insurance and all taxes associated therewith properly incurred by the Owner as a consequence of service under this Charter Party.

H-4.2 Additional Wage Costs. The Charterer shall reimburse the Owner for provable additional costs (including taxes associated therewith) incurred pursuant to this Charter Party as a consequence of the risks identified at H-4.1 above for (i) wages of Master, Officers, or crew and (ii) required payments or bonuses to Master, Officers, or crew. However, any of said wages or

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payments shall not exceed in amount that which would be payable, under applicable laws and regulations, to U.S. civil service mariners in the employ of the Military Sealift Command in a similar port, place, zone, or route.

H-4.3 Additional Insurance Costs. The Charterer shall reimburse the Owner for provable additional costs of premia and taxes associated therewith (over and above such costs in effect on the Charter Party Date) reasonably incurred pursuant to this Charter Party as a consequence of the risks identified at H-4.1 above in the Vessel’s War Risk Hull & Machinery policy, in the Vessel’s War Risk Protection & Indemnity policy, and in any war risk policy on the lives of or for injuries to officers and crew. Provided, however, that no proportion of additional premia allocable to insuring an amount in excess of the coverage in place as of the Charter Party date shall be reimbursable by the Charterer with respect to any of the foregoing war risk policies. Provided further that the Owner shall apply for and remit to the Charterer as savings any rebates by reason of reductions in or rebates of premia charged for entry into war risk exclusion zones. Provided further that the United States of America shall be named as an additional assured with waiver of subrogation noted under all of the foregoing war risk policies. Alternatively, with respect to any area(s) excluded by war risk trading warranties under the Owner’s commercial war risk insurance coverage, at the Charterer’s sole option, and at no cost to the Government, the Charterer may delete this subparagraph with twenty-four hours notice, in which case Time Charter War Risk Coverage below shall automatically be effective; or (ii) the Government shall offer an indemnity under Public Law 85-804.

H-4.4 Insurance Nonavailability. If no commercial or governmental insurance is available for service under this Charter Party covering the risks identified in H-4.1 above, Vessel shall not be required to enter or remain at any port, place, zone, or route subject to said risks; the Charterer in such case shall have the right to order the Vessel to other port(s) or place(s).

H-4.5 War Risk Changes. The Owner must immediately notify the Charterer of any changes in the Vessel’s commercial war risk insurance, including but not limited to, extensions of war risk exclusion zones and increases in commercial war risk insurance premia. The Owner must secure the Charterer’s permission prior to entry into any commercial war risk exclusion zones before incurring liability for additional premia.

H-5 Time Charter War Risk Coverage. Under the authority of 46 U.S.C. App. 1285, the U.S. Maritime Administration will furnish the following war risk insurance coverages, which will be effective during the Vessel’s transit during this Charter of areas currently excluded under commercial marine insurance war risk trading warranties.

(A) War Risk Hull Coverage, insured at the hull value stated in Vessel’s current commercial hull and increased-value policies effective on Charter Party date, a copy of which current hull policies shall be furnished to Charterer;

(B) War Risk Protection and Indemnity coverage, insured at a value of either (i) 150% of the hull value stated in Vessel’s current commercial hull policy effective on Charter Party date or (ii) $50-million, whichever is greater but in no event exceeding that amount of commercial P&I cover which was in effect for the Vessel(s) on Charter Party date;

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(C) War Risk Blocking and Trapping Coverage;

(D) War Risk Second Seamen’s Coverage, the principal sum of which shall be $200,000 per Master, Officer, or crew member (this is also loss-of-life benefit). Non-hospitalization disability payments therein to be payable in the amount of $1,000 per month. Dismemberment benefits to be payable in accordance with the schedule identified in the policy, as a percentage of the $200,000 principal sum. For loss of or damage to personal effects, an amount not exceeding $1,500 shall be payable to licensed officers, and an amount not exceeding $1,000 shall be payable to unlicensed crew members and U.S. Merchant Marine cadets and cadet officers.

H-5.1 Terms of coverage above referenced to be in accordance with MARAD policies issued pursuant to the authority of 46 U.S.C. App. 1285 as approved by the Contracting Officer, in the form of Policy set forth in 46 CFR 308, as such form is amended.

H-5.2 Owner shall provide, as a minimum, a Certificate of Insurance evidencing types and levels of insurance held. If requested by Contracting Officer, the Owner shall provide a copy of above mentioned policies with endorsements.

H-5.3 Notwithstanding any other provision of this Charter Party, all other insurance shall be for Owner’s account.

H-6 Readiness (MSC 5252.246-9810) (Jun 1998). Readiness is a required service of the Vessel. Readiness shall be defined as the ability of a Vessel and Associated Equipment to perform the function for which designed, built, or chartered, including the ability to deploy without delays, whether or not so ordered to perform. If there is a degradation of this readiness, such that actual performance or condition of the Vessel or Associated Equipment shows any failure to satisfy one or more of the Owner’s warranties or renders the Vessel in less than a fully efficient state, the hire will be proportionately decreased so as to indemnify the Charterer to the extent of such failure, this Charter Party to remain otherwise unaffected. Failure of the parties to agree upon the extent of the proportional decrease in hire shall be a dispute under the clause entitled “Disputes” incorporated herein by reference in Section I below. Nothing in this clause shall limit the rights of the Charterer to place the Vessel off-hire pursuant to Section H-9 (Off-Hire) below.

H-7 Fuel and Speed Warranty. All the fuel and speed characteristics provided in Section A (boxes 87 – 95) shall be deemed warranties and any breach of such warranties shall be subject to the remedies contained in Section H-9 below.

H-8 Remedies. Should actual performance or readiness condition of the Vessel(s) show any failure to satisfy one or more of such warranties or other Charter requirements not due to the fault of the Charterer, the hire may be equitably decreased, the Charter may be terminated, or the Vessel(s) may be placed off-hire, at Charterer’s option so as to indemnify the Charterer to the extent of such failure.

H-9 Off-Hire (MSC 5252.246-9811 (AUG 2005)). In the event of the loss of time resulting from deficiency and/or default of men including but not limited to misconduct, illness, injury, strikes, labor disruptions, lockouts, deficiency of stores; fire; breakdown of or damages to hull,

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machinery, or equipment; collision; stranding; grounding; detention by authorities; average accidents to Vessel or cargo unless resulting from inherent vice, quality, or defect of the cargo; repairs; inspections; dry docking for the purpose of examination or painting bottom; or deviation for the purpose of landing any ill or injured person onboard other than any passenger, supercargo, or military personnel who may be carried at the Charterer’s request; or by any other cause whatsoever preventing the full working of the Vessel; the payment of hire shall cease for all time lost until the Vessel is again ready and in a fully efficient state to resume her service from a position not less favorable to the Charterer than that at which such loss of time commenced. Should the Vessel deviate or put back during a voyage contrary to the orders or directions of the Charterer for any reason, the hire is to be suspended from the time of her deviating or putting back until she is again ready and in a fully efficient state to resume her service from a position not less favorable to the Charterer than that at which such loss of time commenced. When the period of time lost to the Charterer on any one occasion is less than four (4) consecutive hours (or twelve (12) consecutive hours while in prepositioning service), the hire shall not be reduced for such period.

H-9.1 Costs for Owner. The cost of fuel consumed while the Vessel is off-hire, as well as all port charges, pilotages, and other expenses incurred during such period and consequent upon the putting in to any port or place other than that to which the Vessel is bound, shall be borne by the Owner. All fuel used by the Vessel being driven into port or to shallow harbors or to rivers or ports with bars, the delay of the Vessel and/or expenses resulting there from shall be for the Charterer’s account.

H-9.2 Delays/Excessive Fuel Consumption. If upon any passage the Vessel(s) (i) fails to make the warranted speed in Boxes 87-88 or if her warranted fuel consumption exceeds that in Boxes 89-92, either or both of which are due to defect in or breakdown of any part of her hull, machinery, or equipment; casualty; or inefficiency of Master, Officers, or crew or their failure to proceed with utmost dispatch, and (ii) is delayed more than 12 hours, the hire for the time lost and any cost of extra fuel consumed, if any, shall be borne by the Owner. Any delay by ice shall be for Charterer’s account.

H-10 Supercargo and Government Representatives (MSC 5252.247-9858) (Aug 2005)

H-10.1 Charterer’s Option. The Charterer shall have the right to assign supercargo (supercargo as used herein is both plural and singular) and other government designated representatives aboard the Vessel for duty purposes to the extent that accommodations and United States Coast Guard certification (when applicable) allow and in accordance with COMSC Instruction 3121.9 Series. The Charterer shall pay an amount of $30.00 per day, per person, covering all expenses including accommodations and victualling. The Owner shall victual U.S. Government designated representatives, pilots, and Customs Officers when authorized by the Charterer at $7.00 per meal. The Government particularly reserves the right to put a representative onboard the Vessel, with the pilot, at the approach to a discharge port (or otherwise as mutually agreeable) to inspect the Vessel and to monitor the unloading; reimbursement for accommodations and/or victualling is to be as described above.

H-10.2 Military Personnel. In addition to the carriage of personnel noted in H-10.1 above, the Charterer shall have the right to assign other military personnel aboard the Vessel. Such

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personnel are not to require victualling or berthing facilities from the Vessel unless requested by the military commander aboard, in which case the Owner will be reimbursed out-of-pocket expenses not to exceed the amount per person per day set forth in H-10.1 above. The Charterer will supply life floats and jackets for the use of such military personnel carried aboard the Vessel during the charter period, unless otherwise specified in this Charter. Such items shall be removed by the Charterer at termination of this Charter.

H-10.3 Charterer’s Liability. The Charterer shall be liable to the Owner for any loss of the Vessel’s fittings or appurtenances or any damage to the Vessel, her fittings, or appurtenances caused by the act of supercargo or government designated representatives in the embarkation, carriage, or debarkation of supercargo or government designated representatives to the extent such loss or damage is not payable under the Vessel’s insurance policies. However, the Charterer shall not be liable for such damage unless written notice specifying such damage and, if obtainable, the name of the party or parties causing such damage shall have been given to the Charterer or its authorized representative within a reasonable time.

H-11 Time Lost (MSC 5252.246-9812) (Aug 2005)

H-11.1 Tacking to the End of Charter Period. Any time during which the Vessel is off hire under this Charter Party may be added to the charter period, at the Charterer’s option. If the Charterer exercises its option to extend the charter period pursuant to this sub-clause, the charter period shall be deemed to include such extension and hire shall be payable at the rate(s) which would otherwise have been payable during each period of off hire.

H-11.2 Excessive Time Lost. The Charterer may by written notice cancel this Charter at no cost to the Government whenever, in any given 365-day period, for any reason whatsoever, more than 30 days are lost except for time lost as a result of the causes set forth in Section H-4(WAR) above. Failure to cancel this Charter after thirty days are lost shall be without prejudice to any other rights of the Charterer, or any later right of the Charterer to cancel this Charter Party.

H-11.3 Relationship to Other Remedies. No remedy conferred by this paragraph upon the Charterer is intended to be exclusive of any other remedy already conferred by this Charter Party now or hereafter existing at law or in equity or by statute.

H-12 Negligence of Pilots (MSC 5252.247-9815 (Feb 1999)). The Government, as Charterer, shall not be held responsible, liable, or accountable for losses sustained by the Owner or the Vessel through the negligence of pilots or tugboats although engaged by the Charterer. Pilots and tugboats shall be considered servants of the Owner. This paragraph shall not apply to pilots or tugboats of the Government.

H-13 Port Charges and Expenses (MSC 5252.232-9811) (Aug 2005)

H-13.1 Expenses for Charterer. Except as otherwise provided herein, the Charterer shall pay expenses of loading and unloading cargo and all wharfage, dockage, canal tolls, dues, taxes, and similar port charges imposed by public authority including consular charges (except those pertaining to the Master, Officers, and crew) incurred by the Vessel in ports visited pursuant to the Charterer’s direction. Agency fees, provided not incurred for the convenience of the Vessel or the Owner, shall also be for the Charterer’s account. The Charterer shall pay all pilotage

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charged to the Vessel; however, in no case shall the Charterer reimburse the Owner for pilotage paid to the Master or other members of the crew. Surveyors or consultants as mutually agreed may be retained under this Charter in order to facilitate fact-finding in respect of actual or potential claim actions or for inspections or surveys generally; the costs therefore shall be as mutually agreed and, if for the Charterer’s account, said costs shall be incurred only after prior written approval from the Contracting Officer.

H-13.2 Reimbursement. All of the charges incurred for the Charterer’s account as noted in H-13.1 above shall be paid by the Owner if so required by the Charterer. The Charterer shall thereafter reimburse the Owner for such charges in accordance with Section G-5 (Payment) and Section G-8 (Reimbursable Supplies and Services (Charters)).

H-14 Owner’s Obligation

(a) Provisions, Insurance, Wages, Fees, and Other Expenses. The Owner shall, unless otherwise provided herein, provide and pay for all provisions; deck, engine room, and galley stores; lube oil; slop and garbage removal/disposal; fresh water; insurance on the Vessel; wages of, transportation of, and services for Master, Officers, and crew and consular fees pertaining to them in accordance with Section H-13 (Port Charges and Expenses) above. The Owner will be responsible for all port charges associated with the foregoing.

(b) Dispatch. The Owner, through its agents, employees, and servants, shall commence and prosecute the voyages made pursuant to this Charter with utmost dispatch and shall render all customary assistance with the Vessel’s crew and equipment.

(c) Logs. The Owner shall have maintained onboard the Vessel deck and engine room logs, true copies of which shall be retained by the Owner and made available to the Charterer at any time upon request and at no cost to the Government for a period of 10 years after the expiration of this Charter Party. Logs shall be legible and in English.

H-15 Fuel (MSC 5252.247-9821) (Jun 1998)

H-15.1 Delivery Bunkers. Upon delivery of the Vessel(s), the Owner shall present to the Contracting Officer a statement certified by the Owner or its authorized agent showing the amount and grade of fuel on board at the time of delivery with such additional verification as the Contracting Officer may require and the Charterer shall pay the Owner for such fuel at the current market price at the port of delivery upon certification and verification of such statement by the Contracting Officer. The Charterer shall pay for the on-hire bunker survey if performed by an independent surveyor and required by the Contracting Officer. The Owner shall provide additional bunkers as may be required by the Charterer prior to the acceptance of the Vessel(s) by the Charterer; the Charterer shall reimburse the Owner all costs directly connected with the bunkering of the additional fuel, including but not limited to, lighterage, dockage and similar charges, and taxes related therewith.

H-15.2 Provision of Fuel. The Charterer shall ordinarily supply or cause to be supplied any or all of the fuel required by the Vessel(s) during the period of this Charter. The grade of such fuel is to be specified by the Owner, and the grade supplied shall be at least that grade unless otherwise mutually agreed. The Owner shall be responsible for any fuel testing. Testing

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laboratory confirmation of compatibility and specifications of newly on-board delivered fuel shall constitute acceptance by Owner. The Vessel(s) shall not be off-hire in the event of delay resulting from the supply of fuel found to be off specification, unless for want of due diligence by Owner. If the Owner loads such fuel on the Vessel(s) at his own expense, the Charterer shall reimburse the Owner the reasonable expenses of such loading.

H-15.3 Owner’s Purchase of Fuel. The Owner shall, if directed by the Charterer, purchase fuel for the Vessel(s), in which case the Charterer shall reimburse the Owner the cost of all fuel (excluding lube oils and slop removal) procured by the Owner and loaded in the Vessel(s) during the period of this Charter. If the Owner is required to incur costs under this paragraph by the Charterer, the Charterer shall thereafter reimburse the Owner for the reasonable expenses of such fuel upon presentation of properly certified vouchers, supporting receipts, and other documentation which justify the charges as fair and reasonable in accordance with Section G-5 (Payment) and G-8 (Reimbursable Supplies and Services). The Owner shall not, however, be reimbursed any amount in excess of the current market price of such fuel at the place of loading plus all reasonable expenses incurred by the Owner in loading said fuel on board the Vessel(s).

The title to all fuel for the cost of which the Owner is entitled to be reimbursed hereunder shall automatically pass to and vest in the Charterer upon delivery to the Owner or upon the happening of any other event by which title passes from the vendor or supplier thereof to the Owner, in the case of any such fuel which is purchased for the performance of this Charter. The Charterer shall be afforded all benefits of Owner’s contracts for its fuel requirements, including but not limited to any savings addressed in H-25 (Savings) below.

H-15.4 Off-Hire. If the Vessel(s) should go off-hire during the period of this Charter, the Owner shall present to the Contracting Officer a statement certified by it or its authorized agent showing the amount of fuel on board at the time the off-hire period commenced and the amount of fuel on board when the off-hire period ended. The Charterer shall be credited for the cost of the fuel consumed during the off-hire period and also reasonable expenses incurred in loading such fuel, with such costs based upon costs at the previous refueling point. (See Attachment C for Off-Hire Percentages.)

H-15.5 Redelivery. Upon redelivery of the Vessel(s), the Owner shall present to the Contracting Officer a statement certified by the Owner or its authorized agent showing the amount of fuel on board at the time of redelivery. A bunker survey conducted by an independent bunker surveyor approved by the Charterer shall be performed at the port of redelivery or such other place as the Charterer shall direct, at Owner’s time and expense. The Charterer shall be credited with the value of fuel on board at the time of redelivery, computed at the current market price at the port of redelivery.

H-15.6 Reasonable Expenses. The term “reasonable expenses” as used in this paragraph, shall mean all reasonable costs excluding crew overtime which are necessarily incurred in loading said fuel on board the Vessel(s) such as expenses incurred at tanker terminal; loading fuel from lighters, barges, or other craft used as lighters, including lighterage, lighter demurrage, or detention incurred; cost of shifting lighters for the convenience of the Vessel(s), handling lighter lines and oil booms; and such similar expenses which the Charterer shall find were necessarily incurred in the loading of fuel on the Vessel(s) during the period of this Charter.

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H-16 Reduced Operational Status (Layup) (MSC 5252.212-9805) (Aug 2005)

H-16.1 Charterer’s Option. The Charterer shall have the right to direct the Owner to place the Vessel in a period of reduced operational status (ROS). During any such period the rate of hire shall be as stipulated in the applicable boxes in Section A. The less-than-10-day rates stipulated in Section A shall apply over the full term of: (a) any ROS period which actually extends less than 10 days, and (b) any ROS period which is initially estimated by the Charterer to extend less than 10 days, regardless of the actual duration. The 10-day-and-longer rates stipulated in Section A shall apply over the full term of any ROS period which is estimated to and does extend 10 days or longer, without reference to any other ROS or FOS rates.

H-16.2 Notice to Owner. The Charterer shall give the Owner written or electronic notice or, in the event notice is given by telephone, written or electronic confirmation of exercise of the right specified in H-16.1 above, including with said notice an estimate of the duration of the ROS period. Such notice shall also specify the time at which the period of ROS is to commence, which time shall not be less than 48 hours subsequent to the receipt of such notice by the Owner or its representative. The Charterer shall give the Owner written or electronic notice or, in the event notice is given by telephone, written or electronic confirmation of termination of the period of ROS. Such notice shall specify the time at which such period shall terminate, which time shall be at least 72 hours (Saturdays, Sundays and holidays excluded) subsequent to the receipt of said notice by the Owner or its representative; provided, however, that by agreement between the Owner and the Charterer the Vessel may be returned to full operational status (FOS) before the time specified in the notice of termination of the reduced operational period.

H-16.3 Repairs During ROS. During any period of ROS, Owner shall have the option of performing voyage repairs or maintenance work for its account.

H-17 Waiver of Claims (MSC 5252.233-9801) (Aug 2005). All claims whatsoever under this contract must be submitted to the Contracting Officer pursuant to the clause entitled “Disputes” within six months of the accrual of the claim. All claims not so submitted shall be deemed waived by the Owner.

H-18 Charter Not a Demise (MSC 5252.247-9823) (Dec 1988). Nothing herein contained shall be construed as creating a demise of the Vessel(s) to the Charterer, the Owner under this Charter retaining complete and exclusive possession and control of the Vessel(s) and her navigation.

H-19 Subcharter (MSC 5252.247-9822) (Aug 2005). The Charterer shall have the right, without the prior written consent of the Owner, to subcharter or agree to subcharter the Vessel under any form of time or voyage charter. If the Charterer shall enter into any such charter, the Charterer shall nevertheless remain responsible for the performance of this Charter. Any such subcharter shall include a provision that it is subject to the provisions of this Charter.

H-20 General Average (MSC 5252.247-9818) (Aug 2005). General average shall be adjusted, stated and settled according to the York-Antwerp Rules 2004, and any subsequent modification thereof, in the port of New York and according to the laws and usages of the port of New York. In such adjustment, disbursements in foreign currencies shall be converted into United States Dollars at the exchange rate prevailing in the United States on the date made and allowances for

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damage to cargo claimed in foreign currency shall be converted into United States Dollars at the exchange rate prevailing on the last day of discharge of such damaged cargo from the Vessel. Notwithstanding the foregoing, the Charterer’s contributions in general average shall in no event exceed three times the Owner’s contribution for any single general average incident.

H-21 Salvage. All salvage moneys earned by the Vessel(s) during the period of this Charter shall be divided equally between the Owner and the Charterer after deducting Master’s, Officers’ and crew’s shares, legal expense, vessel hire lost, if any, as a result of the salvage service, value of fuel consumed (which shall be paid in full to the Charterer from the salvage award), repairs of damage, if any, and other extraordinary loss or expense sustained as a result of the salvage service. Charter hire shall continue to be paid by Charterer during deviations for the purpose of performing salvage service.

H-21.1 Navy Salvage Services. When engaged in the carriage of government cargo and if requested by Charterer, Owner agrees to accept Navy salvage services. Such services may be provided using Navy personnel and resources or Navy contracted resources.

H-21.1.1 Waive Claims for Pure or Bonus Salvage. In providing such services, the Navy, through Charterer, agrees to waive all claims for “pure” or “bonus” salvage. Instead, Charterer shall be entitled to the following:

(a) In those cases in which the salvage services are provided by Navy personnel and resources, the salvage claim shall be limited to a schedule of current per diem rates and allowable expenses as established by the Navy’s Supervisor of Salvage. In no event shall such amount exceed a maximum claim of $25,000 per day.

(b) In those situations in which the Navy utilizes contracted resources to deliver assistance, Owner shall be liable for the actual daily rate charged the Navy by the contractor(s).

H-21.1.2 It is understood that this limited Supervisor of Salvage claim is asserted against the vessel only, is solely for the vessel’s account, and does not include any amounts for the salvage of the Government’s cargo. Notwithstanding any other provisions of this contract, this limited Supervisor of Salvage claim IS NOT directly or by way of setoff chargeable in whole or in part to the Government by way of general average or otherwise.

H-22 Limitations (MSC 5252.247-9832) (Jan 1999). The Owner shall have the benefit of all limitations of and exemptions from liability accorded to the Owner or Chartered Owner of the Vessel by any statute or rule of law for the time being in force except to the extent that contract terms entitle the Government to compensation from the Owner for the Owner’s failure to perform the requirements and obligations of this Charter or such statute or rule of law limiting the Owner’s liability is subordinate to any statutorily mandated provision of this Charter Party by operation of law. Nothing in this Charter Party shall operate to limit or deprive the Owner of any statutory exceptions or limitation of liability (against parties other than the Charterer) on the theory of personal contract or otherwise.

H-23 Alterations (MSC 5252.245-9801) (Aug 2005). The Charterer shall be at liberty to make any additional alterations it may require beyond what is onboard at the commencement of this Charter, such work to be done at the Charterer’s expense and on its time. The Charterer shall

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thereafter, during the period of this Charter, leave the Vessel in her original condition, ordinary wear and tear excepted, provided that the Contracting Officer is notified in writing within 30 days of completion of any alteration that the Contractor requests such restoration or removal. The Charterer shall be at liberty to install any equipment or defensive armament (including demagnetization by installed equipment or other process, e.g., degaussing, wiping, or deperming), to install any additional gear or equipment for loading, carrying or discharging cargoes, and to repaint the Vessel. Such work shall be done at the Charterer’s expense and on its time and shall not be such as to be in contravention of any applicable law of the United States or regulation made pursuant thereto. Such equipment, armament, materials, and gear so fitted are to be considered “Government Property” under the terms of FAR clause 52.245-02 incorporated by reference. The Charterer shall, during the period of this Charter, remove the same together with any alterations and additions thereto at its expense and time and shall restore the Vessel to her condition and color prior to such changes, ordinary wear and tear excepted. The Government shall have the right to abandon in place any alteration or Government furnished property, unless the Contracting Officer is notified in writing within 30 days of completion of any alteration that the Contractor requests such restoration or removal.

H-24 Standards of Appearance (MSC 5252.247-9864) (Jun 1998). It is important that the Vessel(s) operation meets the highest possible standards of appearance and Vessel(s) smartness. To this end, the Owner and operator will institute a continuous program of Vessel(s) maintenance. The hull, decks, deckhouse, and all appurtenances will be cleaned and preserved as necessary and painted as required. The interior of the Vessel’s deckhouses will be maintained in a clean and orderly state, with all equipage properly and securely stowed. The main and auxiliary machinery spaces will be kept clean and free of excessive accumulations of oil and debris. All spaces will be lighted to allow safe operation and correct maintenance of machinery and equipment.

H-25 Savings (MSC 5252.232-9813) (Jun 1998). The Owner agrees that any refunds, rebates, credits, discounts, insurance payments, or other amounts (including any interest thereon) accruing to or received by the Owner under this Charter shall be paid by the Owner to the Government to the extent that they are properly allocable to costs, expenses, or reimbursements for which the Owner has been reimbursed by the Government under the terms of this Charter. The foregoing shall apply to any savings to the Owner resulting from a fleet reduction, applied on a pro rata basis.

H-26 Law Governing (MSC 5252.247-9833) (Jun 1998). This Charter Party shall be governed by the laws of the United States.

H-27 Substitution. Subject to the Charterers approval, the Owner may, at any time, propose a substitute a Vessel or Vessels. The nominated Vessel or Vessels shall possess the same characteristics as the Vessel or Vessels being replaced. Approval of a vessel substitution is a matter with the Charterer’s sole discretion.

H-28 Ship Physical Security (MSC 5252.247-9845 (Jun 1998). The Owner will comply with and implement the Ship Physical Security Requirements contained in COMSC Instruction 5530.3 “MSC Ship Physical Security,” as revised, incorporated herein by reference with the

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same force and effect as if given in full text. Upon request the Contracting Officer will make the full text available.

H-28.1 Condition Delta Reimbursement. For vessels over 10,000 tons summer deadweight, reimbursement for recurring costs of “Condition Delta” under Section C-1 (Definitions and Acronyms) shall be $1,000 per day for up to three days. For vessels not in excess of 10,000 tons summer deadweight, reimbursement for recurring costs of “Condition Delta” shall be $500 per day for up to three days. All other costs (non-recurring) shall be included in the basic hire payable under this Charter.

H-29 Bonuses

(A) The delivery ballast bonus identified in Box 18 is in consideration of the Vessel’s timely delivery and loading at the port, place, or range stipulated in Box 2 of this Charter, said Vessel having positioned there in ballast from the area identified elsewhere in Part I.

(B) Charterer shall have the unilateral right to change the delivery port or place once or more often, always consistent with Box 2.

(C) Should Charterer order Vessel(s) to deliver at a port or place other than that intended in Box 2, and should said change necessitate a ballast passage either shorter or longer than originally contemplated, the bonus shall be adjusted. This adjustment shall be proportionate to the change in ballast distance, expressed as a percentage variation describing the difference between the ballast distance run and the ballast distance originally contemplated.

(D) The redelivery ballast bonus identified in Box 18 is in consideration of the necessity to reposition the Vessel(s) in ballast to its customary trading range after its redelivery at the port, place or range stipulated in Box 3 of this Charter.

(E) Charterer shall have the unilateral right to change the redelivery port or place once or more often, always consistent with Box 3.

(F) Should Charterer order Vessel(s) to redeliver at a port or place other than that intended in Box 3, and should said change necessitate a ballast passage either shorter or longer than originally contemplated, the bonus shall be adjusted. This adjustment shall be proportionate to the change in ballast distance, expressed as a percentage variation describing the difference between the ballast distance run and the ballast distance originally contemplated.

(G) Unless otherwise agreed, the delivery bonus shall be considered earned upon acceptance of vessel(s) by Charterer and the redelivery ballast bonus shall be considered earned upon redelivery of vessel(s) to Owner.

(H) In the event a follow-on contract is awarded in direct continuation of this contract, Owner shall not be entitled to a ballast/redelivery bonus under this contract and any bonus or other cost delineated herein for redelivery of the Vessel(s) shall be voided.

H-30 No-Cost Cancellation. If it shall become clear to Owner that the Vessel(s) will be delayed in arrival beyond the cancelling date identified in Box 5, Owner may, at the earliest 72

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hours before the Vessel(s) is due to sail for the delivery port, ask Charterer in writing whether the right to cancel will be exercised. Upon receipt of such written notice, Charterer shall, within one business day thereafter, exercise one of the following actions:

H-30.1 The Charter may be cancelled at no cost whatsoever to either party and the parties shall be relieved of any and all further responsibilities thereunder; or

H-30.2 The cancelling date may be extended to a date mutually agreed, and all other terms and conditions of the Charter shall continue in full force and effect.

H-31 Agreement. The Government proposes to form a Partnering relationship with the Owner in order to improve cooperation, share information about significant interests and concerns and establish mutually acceptable problem-solving procedures to resolve disputes satisfactorily at a minimum cost.

H-31.1 Implementation. The Partnering relationship will be bilateral and participation will be totally voluntary. The Government anticipates convening a workshop as soon as possible after contract award to develop details such as common goals, lines of communication and specific dispute prevention processes.

H-31.2 Additional Costs. Any costs associated with affecting this Partnership will be agreed to by both parties; each party will bear its own costs.

H-32 Both to Blame. To the extent not inconsistent with U.S. law, the following shall apply:

(A) If the Vessel comes into collision with another ship as a result of the negligence of the other ship and any act, neglect, or default of the Master, mariner, pilot, or servants in the navigation or in the management of the Vessel, the Charterer shall indemnify Owner, or where Owner is not the owner/charterer of the Vessel, shall indemnify Owner as agent or trustee for the Owner, against all loss or liability to the other or non-carrying ship or her owners insofar as such loss or liability represents loss of or damage to, or any claims whatsoever of the Charterer, paid or payable by the other or non-carrying ship or her owners to the Charterer and/or owners of the cargo and set off, recouped, or recovered by the other or non-carrying ship or her owners as part of their claim against the Vessel or Owner.

(B) The foregoing provisions shall also apply where the owners/operators or those in charge of any ship or ships or objects other than, or in addition to the colliding ships or object are at fault in respect of a collision or contact, stranding, or other accident.

H-33 Risk of loss

(A) Carriage of Goods by Sea Act (COGSA). Except as otherwise specified herein, the Owner, Vessel(s), and Charterer in all matters arising under this Charter Party shall be entitled to the like privileges, rights, and immunities (from the time the cargo is loaded until the time it is discharged from the Vessel) as are contained in the COGSA, 46 U.S.C. App. 1300-1315. However, any references in COGSA to (a) notices of loss or damage or (b) limitation-of-action periods shall not apply to this Charter Party. For purposes of this Charter Party, the term “carrier” as used in COGSA shall mean “Owner” and the term “shipper” shall mean “Charterer.”

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(B) Other Statutes. The Owner and the Vessel(s) shall have the benefit of all limitations of and exemptions from liability accorded the Owner by any U.S. statute or rule of law for the time being in force, except to the extent that contract terms entitle the Government to compensation from the Contractor for the Contractor’s failure to perform the requirements and obligations of this Charter or to the extent such statute or rule of law is subordinate to any statutorily mandated provision of this Charter Party by operation of law.

H-34 Statutory Employee. Pursuant to La.R.S. 23:1061(A)(3) the Department of the Navy, by and through Military Sealift Command, and Contractor expressly provide and agree that the United States of America and/or the Department of the Navy, by and through Military Sealift Command, is the statutory employer of any of Contractor’s employees and is entitled to the tort immunity provided in La.R.S. 23:1061 and La.R.S. 23:1032.

H-35 Military Extraterritorial Jurisdiction Act. Upon award of this contract, the Contractor shall immediately notify all contractor personnel, who are or who will be employed by, or who are or who will be accompanying, United States Armed Forces outside the continental United States (OCONUS), and who are not a host country national ordinarily resident in the host country, that such personnel, and any dependents residing with such personnel, who engage in conduct OCONUS that would constitute an offense punishable by imprisonment for more than one year if the conduct had been engaged in within the special maritime and territorial jurisdiction of the United States, may potentially be subject to the criminal jurisdiction of the United States as required by the Military Extraterritorial Jurisdiction Act of 2000, Pub. L. 106- 523, 114 Stat. 2488, codified at 18 U.S.C. 3261 – 3267, as implemented by DoD Instruction 5525.11, “Criminal Jurisdiction over Civilians Employed by or accompanying the Armed Forces outside the United States.

H-36 In-Transit Visibility. The Military Sealift Command has implemented a fully automated satellite tracking system (ASTARS) for the purpose of providing In-Transit Visibility (ITV) of its Vessels. To support this system, the Owner’s Vessel shall be equipped with an INMARSAT-C Terminal with GPS input.

H-36.1 Prior to delivery of the Vessel, the Owner shall provide to the Charterer the make and model of the INMARSAT-C terminal, its registered identification number, and the specific satellite (POR, AORE, AORW, or IOR) on to which it is currently logged. Once this information is received, MSC technicians will remotely communicate with the terminal to activate reporting. When no longer required, MSC technicians will stop the terminal from reporting. The Owner shall provide MSC technicians with assistance as required to activate and maintain ASTARS reporting.

H-36.2 The cost of ASTARS reporting shall be included in the fixed price of this Charter.

H-37 Force Protection. Owner agrees that U.S. Armed Forces personnel may board the Vessel(s) at any time at any location for U.S. national security purposes, gives consent for such boarding, and agrees to cooperate fully with such U.S. Armed Forces personnel in the boarding party. Owner also agrees to permit U.S. Armed Forces personnel to search without limitation any and all vessel spaces for U.S. national security purposes.

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H-37.1 Owner agrees to render all necessary assistance to U.S. Armed Forces personnel with respect to the identification and screening of crew members or such others as may be aboard the Vessel(s). Owner consents to the immediate removal of crewmembers or such others as may be aboard the Vessel(s) deemed unsuitable for any reason by the Contracting Officer or U.S. Armed Forces personnel. Owner agrees to replace any such crewmembers promptly and that such replacements will fully comply with all crew screening requirements. Charterer agrees to bear proven and reasonable costs incurred by Owner associated with replacement, if necessary.

H-37.2 Charterer reserves the right, at Charterer’s sole option, to embark U.S. Armed Forces personnel and their weapons at any time during the period of the Charter to protect U.S. Armed Forces personnel, cargo or equipment on board the Vessel(s). These force protection personnel will provide security in accordance with rules of engagement established by competent U.S. military authorities and will operate under the command of such authorities. Charterer agrees to reimburse Owner for cost of such personnel at the rate set forth in the Charter for Supercargo.

H-37.3 Owner agrees to comply fully with the current ship threat condition measures required by relevant Navy and MSC Force Protection instructions and messages for the threat condition of the area. See Section H-26 for additional requirements, although the requirements of COMSC instruction 5530.3 shall apply only to time charters of six months or longer.

H-38 Security Threat. In the event of a security threat or incident involving the Vessel, crew or cargo during the voyage, the Vessel’s Master will report any incident immediately to the MSC Area Command in whose area the Vessel is currently located. The MSCHQ Command Center should be contacted if the Military Sealift Fleet Support Command cannot be reached. Contact numbers will be provided upon award.

H-39 Immunizations. U.S. flag time chartered vessel(s) services are considered essential contractor services to the Department of Defense in support of military and associated support missions. As a result, Masters, officers, crewmembers, and other individuals who are embarked on such vessels for Owner’s purposes, including but not limited to subcontractors, are considered contractor personnel performing mission essential services under DODI 3020.37, November 6, 1990, (Change 1, January 26, 1996), and are subject to the following:

(a) Masters, officers, crewmembers and other individuals, as described above, who are embarked on any vessel(s) subject to this charter must be medically pre-screened and immunized in accordance with Commander, Military Sealift Command (COMSC) policy, and any changes thereto, in effect or made during the period of this charter, including any options or extensions. Owner shall ensure that all Masters, Officers, crewmembers, and other individuals embarked on any vessels) subject to this charter comply with all such immunization programs. Notification of immunization requirements pursuant to this section shall be provided to Owner by the Contracting Officer.

(b) When immunizations are required pursuant to this clause, Owner must provide notification, as directed by the Contracting Officer, of the immunization status of all embarked personnel within 24 hours of fixture or award. Further, at any time during the contract period, the immunization status of any relief personnel scheduled to board the vessel(s) is required no

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later than 96 hours prior to the personnel change, unless authorized otherwise by the Contracting Officer.

(c) Any Master, officer, crewmember or other individual who refuses to comply with the immunization requirements, or who is ineligible for a particular required immunization as provided herein, shall be removed by Owner from the vessel(s) as soon as possible, but not later than the next port call unless authorized by the Contracting Officer, and replaced with personnel who either have the required immunization or are eligible and will comply with the policy. Any removal and replacement of personnel pursuant to this clause shall be solely at Owner’s expense, including, but not limited to, travel, per diem, wages and associated administrative expenses.

(d) Crew shortages resulting from the application of this section may subject the vessel(s) to being placed off-hire.

H-40 MSC Shipboard Antiterrorism/Force Protection Measures (MSC 5252.247-9845 (AUG 2005)). The Owner agrees that U.S. Armed Forces personnel may board the Vessel at any time at any location for U.S. national security purposes, gives consent for such boarding, and agrees to cooperate fully with such U.S. Armed Forces personnel in the boarding party. The Owner also agrees to permit U.S. Armed Forces personnel to search without limitation any and all vessel spaces for U.S. national security purposes.

H-40.1 The Charterer reserves the right, at the Charterer’s sole option, to embark armed U.S. Armed Forces personnel at any time during the period of this Charter to protect U.S. Armed Forces personnel, cargo or equipment onboard the Vessel, or to protect the Vessel itself. These force protection personnel will provide security in accordance with rules of engagement established by competent U.S. military authorities and will operate under the command of such authorities. The Owner shall provide accommodations and victualling for these embarked personnel. The Charterer shall reimburse the Owner for all expenses relating to the embarkation force protection personnel as provided in this Charter for Supercargo.

H-40.2 The Owner agrees to render all necessary assistance to U.S. Armed Forces personnel with respect to the identification and screening of crewmembers or such others as may be aboard the Vessel. The Owner consents to the immediate removal of crewmembers or such others as may be aboard the Vessel deemed unsuitable for any reason by the Contracting Officer or U.S. Armed Forces personnel. The Owner agrees to replace any such crewmembers promptly and that such replacements will fully comply with all crew screening requirements. The Charterer agrees to reimburse the Owner for the reasonable costs directly incurred by the Owner with respect to such replacements.

H-40.3 The Owner agrees to comply with the current ship physical security measures required by relevant MSC Force Protection instructions or other security-related directions from MSC or U.S. military authorities for the threat condition of the area. This may include turning off Automatic Identification Systems onboard the Vessel, or adopting other security measures. additionally, the Owner will comply with and implement the requirements of MSC’s current SHIPBOARD ANTITERRORISM/FORCE PROTECTION (AT/FP) PROGRAM instruction, COMSCINST 5530.3 Series, as revised, incorporated herein by reference. The Contracting Officer will make the full text available upon request.

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H-41 Riding Gang Member Requirements. Under Charters awarded pursuant to this solicitation, Owners will be required to comply with the provisions of Section 1018 “Riding Gang Member Requirements” of the recently enacted H.R.5122, the “John Warner National Defense Authorization Act for Fiscal Year 2007,” (Public Law 109-364).

H-42 TERMINATION/CANCELLATION LIABILITY

The contractor and Government agree the purpose of this clause is to induce the contractor to offer to provide and to provide the required services when the contractor otherwise would not offer to provide them because of the contractor’s inability to recover its costs in the event the Government does not exercise an option to extend the term of the contract or terminates the contract for the convenience of the Government.

In the event the Government does not exercise an option to extend the term of the contract or terminates the contract for convenience, the contractor shall be entitled to not-to-exceed cancellation costs subject to the following conditions and according to the following schedule:

Date of Government failure to exercise option or Date of Termination for Convenience: Cancellation Costs*:

1. Prior to delivery (of vessel or layberth)	$
2. During 1st fixed performance period	$
3. During 2nd fixed performance period	$
4. During 3rd fixed performance period	$
5. Dining 4th fixed performance period	$
6. During 5th fixed performance period	$

*	The Government shall insert final accepted prices in the schedule above prior to contract award.

“Cancellation costs” means, and only means, costs specifically identified by the contractor in its proposal and actually incurred by the contractor between contract award and vessel delivery to the Government including, and limited to, the following categories of costs: costs incurred by the contractor for vessel acquisition, reflagging costs and modification, or conversion costs, and only to the extent such modification, or conversion costs were incurred in order for the vessel to meet contract requirements. The Government has sufficient working capital funds for these cancellation costs. The present value of the cancellation costs must be less than 25% of the vessel value upon delivery. See 10 U.S.C. § 2401.

When requesting payment of cancellation costs as a result of the Government’s failure to exercise an option, the contractor shall provide evidence satisfactory to the contracting officer verifying that contractor actually incurred the specified categories of cancellation costs prior to delivery of the vessel to the Government and the amount thereof. The cancellation costs must be

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reasonable, allowable, and allocable to the contract. In no event will the amount payable to the Contractor for such costs exceed the amount that would have been payable under the Termination for Convenience Clause had the subject contract been for 59 months and the Government terminated the contract for convenience on the date of the conclusion of the then current performance period.

In the event the Government terminates the contract for convenience, the Government will not be obligated in any event to reimburse the contractor for the specified categories of cancellation costs in excess of the amount allotted in the schedule above for each contract period regardless of anything to the contrary in the clause entitled “Termination for Convenience of the Government.”

The contractor agrees that payment of the specified cancellation costs according to the schedule above for any contract period fully compensates the contractor for the specified categories of cancellation costs. The contractor waives any right it may have to claim any additional costs for the specified categories of cancellation costs in the event such cancellation costs become payable, whether as a result of a termination for convenience or as a result of the Government’s failure to exercise an option. As used in this clause, the total amount payable by the Government for the specified categories of cancellation costs in the event the Government does not exercise an option or terminates for convenience is as set forth in the schedule above.

This clause does not limit the rights of the Government under the clause entitled “Default” or under the clause entitled “Termination for Convenience of the Government.”

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SECTION I – CONTRACT CLAUSES

I-1 FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

farsite.hill.af.mil/

http://www.arnet.gov

I-1.1 FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-11	Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions	SEP 2005
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-8	Annual Representations and Certifications	JAN 2006
52.209-5	Certification Regarding Debarment, Suspension, Proposed Debarment and Other Responsibility Matters	DEC 2001
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JAN 2005
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records – Negotiation	JUN 1999
52.215-8	Order of Premdence – Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-20 Alt IV	Requirements for Cost and Pricing Data or Information	OCT 1997
Other than Cost or Pricing Data – Alternate IV
52.215-21 Alt IV	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications Alternate IV	OCT 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9 Alt II	Small Business Subcontracting Plan. Alt. II (OCT 2001)	JUL 2005
52.219-14	Limitation on Subcontracting	DEC 1996
52.219-16	Liquidated Damages – Subcontracting Plan	JAN 1999
52.222-01	Notice to the Government of Labor Disputes	FEB 1997

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52.222-26	Equal Opportunity	APR 2002
52.222-29	Notification Of Visa Denial	JUN 2003
52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers with Disabilities	JUN 1998
52.222-37	Employments Reports on Special Disabled Veterans, Veterans Of The Vietnam Era, And Other Eligible Veterans	DEC 2001
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-41	Service Contract Act of 1965, as Amended	JUL 2005
52.222-43	Fair Labor Standards Act and Service Contract Act – Price Adjustment (Multiple Year and Option Contracts	MAY 1989
52.222-44	Fair Labor Standards Act and Service Contract Act – Price Adjustment	FEB 2002
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-5	Pollution Prevention and Right-to-Know Information	AUG 2003
52.223-6	Drug-Free Workplace	MAY 2001
52.223-10	Waste Reduction Program	AUG 2000
52.223-12	Refrigeration Equipment and Air Conditioners	MAY 1995
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.227-1	Authorization and Consent	JUL 1995
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-3	Patent Indemnity	APR 1984
52.227-14	Rights in Data – General	JUN 1987
52.228-7	Insurance – Liability To Third Persons	MAR 1996
52.229-3	Federal, State And Local Taxes	APR 2003
52.229-6	Taxes – Foreign Fixed-Price Contracts	JUN 2003
52.229-8	Taxes – Foreign Cost-Reimbursement Contracts	MAR 1990
52.232-1	Payments	APR 1984
52.232-4	Payments under Transportation Contracts and Transportation-Related Services Contracts	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payment	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-18	Availability of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer – Central Contractor Registration	OCT 2003
52.233-1 Alt I	Disputes Alternate I (DEC 1991)	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.237-3	Continuity of Services	JAN 1991

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52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-13	Bankruptcy	JUL 1995
52.243-1 Alt II	Changes-Fixed-Price Alternate II (APR 1984)	APR 1987
52.243-7	Notification of Changes	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.245-1	Property Records	APR 1984
52.245-2	Government Property (Fixed Price Contracts)	MAY 2004
52.246-20	Warranty of Services	MAY 2001
52.246-25	Limitation of Liability – Services	FEB 1997
52.247-63	Preference For U.S. Flag Air Carriers	JUN 2003
52.247-64	Preference For Privately Owned U.S. Flagged Commercial Vessels	FEB 2006
52.248-1	Value Engineering	FEB 2000
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply and Service)	APR 1984
52.251-1	Government Supply Sources	APR 1984
52.253-1	Computer Generated Forms	JAN 1991

I-1.2 DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (DFARS) (48 CFR CHAPTER 2) CLAUSES

252.203-7001	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004	Alternate A	NOV 2003
252.205-7000	Provisions Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisition From Subcontractors Subject to On-Site Inspection Under the Intermediate-Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country	MAR 1998
252.211-7003	Item Identification and Valuation	JUN 2005
252.215-7000	Pricing Adjustments	DEC 1991
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts)	APR 1996
252.223-7001	Hazard Warning Labels	DEC 1991
252.223-7002	Safety Precautions For Ammunition And Explosives	MAY 1994
252.223-7003	Changes In Place Of Performance – Ammunition And Explosives	DEC 1991
252.223-7004	Drug-Free Work Force	SEP 1988

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252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Reporting of Contract Performance Outside the United States and Canada	JUN 2005
252.225-7005	Identification of Expenditures in the United States	JUN 2005
252.225-7012	Preference for Certain Domestic Commodities	JUN 2004
252.225-7025	Restriction on Acquisition of Forgings	APR 2003
252.225-7031	Secondary Arab Boycott Of Israel	APR 2003
252.225-7040	Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed Outside the United States	JUN 2006
252.227-7013	Rights in Technical Data – Noncommercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7018	Rights in Noncommercial Technical Data and Computer Software – Small Business Innovation Research (SBIR) Program	JUN 1995
252.227-7030	Technical Data-Withholding of Payment	MAR 2000
252.227-7032	Rights in Technical Data And Computer Software (Foreign)	JUN 1975
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.231-7000	Supplemental Cost Principals	DEC 1991
252.243-7001	Pricing of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
525.245-7000	Government-Furnished Mapping, Charting, and Geodesy Property	DEC 1991
252.245-7001	Reports Of Government Property	MAY 1994
252.247-7023	Transportation Of Supplies By Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.247-7025	Reflagging or Repair Work	(JUN 2005)
252.249-7002	Notification of Anticipated Contract Termination or Reduction	DEC 1996

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I-2 CLAUSES INCORPORATED BY FULL TEXT

52.217-8 Option to Extend Services. (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor any time prior to redelivery of the vessel.

52.217-9 Option to Extend the Term of the Contract (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor any time prior to redelivery of the vessel provided that the Government gives the Contractor a preliminary written notice of its intent to extend any time before vessel redelivery. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed fifty-nine months.

52.217-7 Option for Increased Quantity - Separately Priced Line Item (MAR 1989) The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 180 days of contract award. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

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SECTION J – LIST OF ATTACHMENTS

ATTACHMENTS	TITLE
A	Specifications for Chemical, Biological and Radiological Defense (CBR-D) Decontamination Station

B	Government Furnished Property and Directives (GFP)

C	Guidelines for Full/Partial Off-Hire Percentages on Readiness Issues for Prepositioned Vessels

D	Electronic Data Interchange Trading Partner Agreement

E	Ship Characteristics Record for Operations

F	DD Form 254, Contract Security Classification Specification

G	U.S. Department of Labor Wage Determination

APPENDIX A

Novation Agreement

USS Product Carriers LLC (“Transferor”), a limited liability company duly organized and existing under the laws of Delaware with its principal office in Edison, New Jersey; USS Products Investor LLC (“Transferee”) a limited liability company duly organized and existing under the laws of Delaware with its principal office in Edison, New Jersey; and the United States of America (“Government”) enter into this Agreement as of June 30, 2008.

(a) The Parties agree to the following facts:

(1) The Government, represented by a Contracting Officer of the United States Navy Military Sealift Command, has entered into a certain contract with the Transferor, namely: Contract No. N0003-06-R-5416. The term “the contracts,” as used in this Agreement, means the above contract and purchase order and all other contracts and purchase orders, including all modifications, made between the Government and the Transferor before the effective date of this Agreement (whether or not performance and payment have been completed and releases executed if the Government or the Transferor has any remaining rights, duties, or obligations under these contracts and purchase orders). Included in the term “the contracts” are also all modifications made under the terms and conditions of these contracts and purchase orders between the Government and the Transferee, on or after the effective date of this Agreement.

(2) As the date first appearing above, the Transferor has transferred to the Transferee all of the Transferor’s assets involved with performing the contracts by virtue of that certain Assignment and Assumption Agreement dated August 7, 2006. The Transferee has acquired all the assets required to perform under the contracts of the Transferor by virtue of the above transfer.

(3) The Transferee has assumed all obligations and liabilities of the Transferor under the contracts by virtue of the above transfer.

(4) The Transferee is in a position to fully perform all obligations that may exist under the contracts.

(5) It is consistent with the Government’s interest to recognize the Transferee as the successor party to the contracts.

(6) Evidence of the above transfer has been filed with the Government.

(b) In consideration of these facts, the Parties agree that by this Agreement —

(1) The Transferor confirms the transfer to the Transferee, and waives any claims and rights against the Government that it now has or may have in the future in connection with the contracts.

(2) The Transferee agrees to be bound by and to perform each contract in accordance with the conditions contained in the contracts. The Transferee also assumes all obligations and liabilities of, and all claims against, the Transferor under the contracts as if the Transferee were the original party to the contracts.

(3) The Transferee ratifies all previous actions taken by the Transferor with respect to the contracts, with the same force and effect as if the action had been taken by the Transferee.

(4) The Government recognizes the Transferee as the Transferor’s successor in interest in and to the contracts. The Transferee by this Agreement becomes entitled to all rights, titles, and interests of the Transferor in and to the contracts as if the Transferee were the original party to the contracts. Following the effective date of this Agreement, the term “Contractor”, as used in the contracts, shall refer to the Transferee.

(5) Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Government against the Transferor.

(6) All payments and reimbursements previously made by the Government to the Transferor, and all other previous actions taken by the Government under the contracts, shall be considered to have discharged those parts of the Government’s obligations under the contracts. All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Transferor shall have the same force and effect as if made to the Transferee, and shall constitute a complete discharge of the Government’s obligations under the contracts, to the extent of the amounts paid or reimbursed.

(7) The Transferor and the Transferee agree that the Government is not obligated to pay or reimburse either of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer or this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the contracts.

(8) The Transferor guarantees payment of all liabilities and the performance of all obligations that the Transferee —

(i) Assumes under this Agreement; or

(ii) May undertake in the future should these contracts be modified under their terms and conditions. The Transferor waives notice of, and consents to, any such future modifications.

(9) The contracts shall remain in full force and effect, except as modified by this Agreement. Each Party has executed this Agreement as of the day and year first above written.

United States of America,

By	/s/ Diana Fischer
Title	Contracting Officer, MSC

USS Product Carriers LLC,

By	/s/ Joseph Gehegan
Title	President & COO

USS Products Investor LLC,

By	/s/ Joseph Gehegan
Title	President & COO

CERTIFICATE

I, Albert Bergeron, certify that I am the Secretary of USS Product Carriers LLC; that Joseph P. Gehegan, who signed this Agreement for this company, was then President of this company; and that this Agreement was duly signed for and on behalf of this company by authority of its governing body and within the scope of its corporate powers. Witness my hand this 30th day of June, 2008.

By	/s/ Albert Bergeron

CERTIFICATE

I, Albert Bergeron, certify that I am the Secretary of USS Products Investor LLC; that Joseph P. Gehegan, who signed this Agreement for this company, was then President of this company; and that this Agreement was duly signed for and on behalf of this company by authority of its governing body and within the scope of its corporate powers. Witness my hand this 30th day of June, 2008

By	/s/ Albert Bergeon

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES

1 2

2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE 06 July 2007	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)

6. ISSUED BY CODE	N00033	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE

MILITARY SEALIFT COMMAND PMs 914 CHARLES MORRIS COURT 85 WASHINGTON NAVY YARD DC 20898-5640		PCC: Diana Fischer, 202-585-5838

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) USS Product Carriers LLC 399 Thornell Street Edison, NJ 08837		☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. N00033-07-C-5416
CODE:	FACILITY CODE:		10B. DATED (SEE ITEM 11) 6-Jul-07

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14

☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF PAR 43,103 (b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Mutual agreement of this party.

E. IMPORTANT: Contractor	is not,	is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

See attached page.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER Raymond W. Marquardt		16A. NAME AND TITLE OF CONTRACTING OFFICER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By /s/ Diane Fischer	16C. DATE SIGNED
(Signature of person authorized to sign)	7/6/2007	(Signature of Contracting Officer)	7/6/07

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR) 53.243

The purpose of this modification is to definitize the delivery/redelivery locations for the vessels under this contract and to remove the ballast bonuses associated with current delivery/redelivery locations. Accordingly, the parties mutually agree to the following contract revisions:

1. Box 2 is revised from “Continental U.S. - $1,308,822” to “NASSCO ship yard.”

2. Box 3 is revised from “Wordwide - $3,063,752” to “U.S. Gulf Coast.”

3. The mutual benefit each party will gain from the definitized delivery/redelivery locations will represent consideration for these changes.

4. The parties hereby agree that the changes in the terms and conditions of the contract set forth above provides the Contractor with the full and complete consideration for the changes in modification P00001. The Contractor hereby waives all right, title and interest, if any, to further adjustment for the aforesaid changes.

5. All other contract terms and conditions remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES

1 3

2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE 14 Jan 2009	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)

6. ISSUED BY CODE	N00033	7. ADMINISTERED BY (if other than item 6)	CODE

MILITARY SEALIFT COMMAND PMS 914 CHARLES MORRIS COURT SE WASHINGTON NAVY YARD DC 20398-55640		PCC: Diana Fischer, 202-685-5838

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) USS Product Investor LLC 399 Thornell Street, 8th FI Edison, NJ 08837		☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER N00033-07-C-5416
CODE:	FACILITY CODE:		10B. DATED (SEE ITEM 13) 6-Jul-07

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Mutual agreement of the Parties in accordance with FAR 42.12.

E. IMPORTANT: Contractor	☐	is not,	☒	is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

See attached page.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER JOSEPH P. GEHEGAN CHIEF OPERATING OFFICER		16A. NAME AND TITLE OF CONTRACTING OFFICER DIANE FISCHER

15B. CONTRACTOR/OFFEROR /S/ Joseph Gehegan	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA /s/ Diane Fischer	16C. DATE SIGNED
(Signature of person authorized to sign)	1/15/09	(Signature of Contracting Officer)	1/16/09

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR) 53.243

N00033-07-C-5416

P00002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

The following have been added by full text:

NOVATION AGREEMENT RECOGNITION

1.	Pursuant to the Novation Agreement executed for this contract on 16 January 2009 among Transferor USS Product Carriers LLC, Transferee USS Products Investor LLC and the Government, this modification recognizes the transferee as a successor in interest under this contract, following the transfer of all assets involved in contract performance to a third party.

2.	The Transferee has acquired all the assets required to perform under the contracts of the Transferor under an Assignment and Assumption Agreement dated August 7, 2006 executed between USS Product Carriers LLC (the Transferor) and USS Products Investor LLC (the Transferee).

3.	Under the Novation Agreement, the transferor waives all rights under this contract against the Government.

4.	Per the Novation Agreement, the transferee USS Products Investor LLC assumes all of the transferor’s obligations under this contract, and the transferor USS Product Carriers LLC guarantees continued performance of the requirements under this contract by the transferee. Nothing in the agreement relieves the transferor or transferee from compliance with any Federal Law.

5.	In the event the Charterer is unable to secure the services of USS Vessel Management as required under the subject Contract, the Contractor shall promptly appoint as its “Operating Agent” a responsible party to perform all the operational and managerial services required of the Contractor under this Charter. The Operating Agent shall be subject to the approval of the Contracting Officer, which approval shall not be unreasonably withheld. The Operating Agent shall perform the services required under this Charter under the same terms and price or such other terms and price as the Contracting Officer may deem appropriate and the Contractor shall be liable to the Charterer for any excess costs for such similar services. If the Contractor is unable to procure a satisfactory Operating Agent within a reasonable period of time, the Charterer shall have the right to procure such Operating Agent, upon such terms and in such manner as the Contracting Officer may deem appropriate and the Contractor shall be liable to the Charterer for any excess costs for such similar services.

6.	The parties agree that no adjustment to the contract price, delivery schedule or other terms and conditions of the contract is warranted by virtue of the above changes to the contract. The parties waive all right, title and interest, if any, to such adjustment.

7.	All other terms and conditions of this contract, except as modified herein, remain in full force and effect.

N00033-07-C-5416

P00002

8.	The Contracting Officer is not aware of any other contracts with the Government that are affected by the Novation herein. The Contractor has provided a statement to this effect.

SECTION SF 1449 - CONTINUATION SHEET

SOLICITATION/CONTRACT FORM

The contractor organization has changed from

USS PRODUCT CARRIERS LLC

399 THORNALL STREET

PO BOX 2945

EDISON, NJ 08837

to

USS PRODUCTS INVESTOR LLC

399 THORNALL STREET

PO BOX 2945

EDISON, NJ 08837

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES

1 3

2. AMENDMENT/MODIFICATION NO. P00003	3. EFFECTIVE DATE 10 Dec09	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO.(If applicable)

6. ISSUED BY CODE	N00033	7. ADMINISTERED BY (If other than item 6)	CODE

MILITARY SEALIFT COMMAND, N1033/ PM5 914 CHARLES MORRIS COURT 85 WASHINGTON NAVY YARD DC 20398-5540		See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) American Petroleum Tankers LLC 345 Park Avenue, 29th Floor New York, NY 10154-0004		☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER N00033-07-C-5416

CODE	FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 6-Jul-07

11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties in accorandance with FAR 42.12.

E. IMPORTANT: Contractor	is not,	X	is required to sign this document and return	1	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

Please See attached page.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) David Foley, Managing Member		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Diana Fischer, Contracting Officer Phone - (202) 685-5833

15B. CONTRACTOR/OFFEROR /s/ David Foley	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By /s/ Diana Fischer	16C. DATE SIGNED
(Signature of person authorized to sign)	Dec. 15, 2009	(Signature of Contracting Officer)	12/15/09

30-105

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA FAR (48 CFR) 53.243

N00033-07-C-5416

P00003

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

The following have been added by full text:

CHANGE-OF-NAME RECOGNITION

1.	Pursuant to the Change-of-Name Agreement executed for the contract on 10 December 2009, the Government recognizes that USS Products Investor LLC, by an amendment to its Certificate of Formation, dated 28 July 2009, has changed its corporate name from “USS Products Investor LLC” to “American Petroleum Tankers LLC.”

2.	This modification documents a change in corporate name only. Therefore, all rights and obligations of the Government and of the Contractor under this contract remain unaffected by this change.

3.	The Contracting Officer is not aware of any other contracts with the Government that are affected by the Name Change herein. The Contractor has provided a statement to this effect.

4.	The Contractor’s legal counsel provided its written opinion on l7 August 2009 and stated that the change of name was properly effected pursuant to the Delaware Limited Liability Company Act effective as of the time of the filing of the Certificate of Amendment on 28 July 2009.

5.	As per Paragraph 5 of Modification N00033-07-C-5416-P00002, in the event that the Contractor is unable to secure the services of USS Vessel Management LLC as required under the subject contract, the Contractor shall promptly notify the Contracting Officer in writing. If the Contractor chooses to propose the use of another ship operating company in order to provide these services, the Contractor must provide adequate documentation to allow the Contracting Officer to make a determination as to whether the Contractor’s proposal is acceptable. This documentation shall include, but not be limited to, the following:

a.	TankTime (Boxes 7-97) ProForma to confirm vessel data and document owner of vessels.

b.	Vetting Schedule to include confirmation that vetting approvals will be maintained during the life of the charter.

c.	Organizational Charts for American Petroleum Tankers LLC and its proposed ship operating company.

d.	General Ship Arrangement Plans that meet contract requirements. (If the arrangement has not changed from the proposal submitted by USS Product Carriers LLC, please confirm).

e.	Confirmation of the provision of vessels as originally proposed, including a letter from National Steel and Shipbuilding Company (NASSCO) confirming its agreement to build the required vessels for American Petroleum Tankers LLC and its anticipated delivery schedule.

f.	Confirmation of the fuel consumption warranty for the vessels.

g.	Confirmation of speed warranty for the vessels.

h.	Confirmation of CONSOL stations/capability.

i.	Confirmation of ability to meet security space requirements aboard the vessels in accordance with section C.9 of the contract’s Statement of Work.

j.	Confirmation of ability to provide space to accommodate up to fifteen (15) Government security personnel and two (2) Merchant Marine Cadets aboard the vessels in accordance with section C.I 6 of the contract’s Statement of Work.

k.	Confirmation of compliance with inspection requirements for Oil Companies International Marine Forum (OCIMF) standards.

1.	Evidence of Required Certifications for the vessels belonging to American Petroleum Tankers LLC and its proposed ship operating company.

m.	Proof of Insurance -The following minimum information is required:

(1) A sample insurance policy cover note meeting the requirements of this contract, especially sections H-3.

N00033-07-C-5416

P00003

(2) Specimen Copy of insurance policy and the current P&I club rulebook for both basic »P&I and war risk P&I coverage.

(3) Identity, address, and telephone number of insurer(s) and insurance broker(s).

(4) For British P&I clubs or other foreign insurers, provide some written assurance (or policy clause) from that insurer acknowledging its responsibility to defend suits in appropriate courts within the United States.

n.	Past Performance Documentation for Proposed Ship Operating Company submitted on the Past

Performance Data Sheet included as Attachment K to the solicitation.

o.	Updated discussion of focus on small business concerns.

This documentation shall be provided to the Contracting Officer not later than 30 calendar days following the effective date of this modification as documented in Block 3 of the SF 30 form. In addition, should the Contracting Officer accept this change in ship operating companies, it shall not result in any adjustment to contract price, delivery schedule, or other terms and conditions of this contract.

6.	The parties agree that no adjustment to contract price, delivery schedule, or other terms and conditions of this contract is warranted by the virtue of the above changes to the contract. The parties hereby waive all right, title, and interest, if any, to such adjustment.

7.	All other terms and conditions of this contract, except as modified herein, shall remain in full force and effect.

SECTION SF 1449 - CONTINUATION SHEET

SOLICITATION/CONTRACT FORM

The contractor organization has changed from

USS PRODUCTS INVESTOR LLC

399 THORNALL STREET

PO BOX 2945

EDISON, NJ 08837

The contractor organization is hereby changed to:

AMERICAN PETROLEUM TANKERS LLC

345 PARK AVENUE, 29TH FLOOR

NEW YORK, NY 10154-0004

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES

1 2

2. AMENDMENT/MODIFICATION NO. P00004	3. EFFECTIVE DATE 09 MAR 2010	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO.(If applicable)

6. ISSUED BY	CODE N00033	7. ADMINISTERED BY (If other than item 6)	CODE

MILITARY SEALIFT COMMAND N1033/PM5 914 CHARLES MORRIS COURT SE WASHINGTON NAVY YARD DC 20398-5340		See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code) American Petroleum Tankers LLC 345 Park Avenue, 29th Floor New York, NY 10154-0004		☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER N00033-07-C-5416

CODE	FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 5-Jul-07

11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties in accorandance with FAR 42.12.

E. IMPORTANT: Contractor	is not,	☒	is required to sign this document and return	1	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Please See attached page.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Robert K. Kurz, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Diana R. Fischer, Contracting Officer

15B. CONTRACTOR/OFFEROR /s/ Robert K. Kurz	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By /s/ Diana Fischer	16C. DATE SIGNED
(Signature of person authorized to sign)	3/9/10	(Signature of Contracting Officer)	3/10/2010

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE		Prescribed by GSA FAR (48 CFR) 53.243

N00033-07-C-5416

P00004

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

The following have been added by full text:

ACCEPTANCE OF PROPOSAL

1.	The Government hereby accepts the proposal submitted by the Contractor on 22 January 2010 and revised on 20 February 2010 for the utilization of Crowley Technical Management, Inc. as its subcontractor to operate the vessels provided under this contract.

2.	The proposal, along with its revision, are hereby incorporated into the contract and are subject to the terms and conditions therein.

3.	The parties agree that no adjustment to contract price, delivery schedule, or other terms and conditions of this contract is warranted by the virtue of the above changes to the contract. The parties hereby waive all right, title, and interest, if any, to such adjustment.

4.	All other terms and conditions of this contract, except as modified herein, shall remain in full force and effect.

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES

1 4

2. AMENDMENT/MODIFICATION NO. P00005	3. EFFECTIVE DATE 07 APR 2010	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO.(If applicable)

6. ISSUED BY	CODE N00033	7. ADMINISTERED BY (If other than item 6)	CODE

MILITARY SEALIFT COMMAND N1033/PM5 914 CHARLES MORRIS COURT SE WASHINGTON NAVY YARD DC 20398-5540		See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code) American Petroleum Tankers LLC 345 Park Avenue, 29th Floor New York, NY 10154-0004		☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. N00033-07-C-5416

CODE	FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 6-Jul-07

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Mutual agreement of the parties in accordance with FAR 42.12..

E. IMPORTANT: Contractor	is not,	X	is required to sign this document and return	1	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Please See attached page.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Robert K. Kurz, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Diana R. Fischer Contracting Officer

15B. CONTRACTOR/OFFEROR /s/ Robert K. Kurz	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By /s/ Diana Fischer	16C. DATE SIGNED
(Signature of person authorized to sign)	4/6/10	(Signature of Contracting Officer)	4/6/10

30-105

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA FAR (48 CFR) 53.243

N00033-07-C-5416

P00005

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION C – DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK

The following is hereby deleted in its entirety:

C-8.1 Crew. Vendor and Transient Vetting: Full name, birth date, city, country, citizenship and passport information of crew, security personnel, military personnel, industrial-assistance personnel, service representatives, and all others who will be granted unrestricted access to the ship must be submitted to MSC not less than forty-eight hours prior to their visit/embarkation. Specific format and e-mail address will be provided at contract award.

The following is hereby incorporated into the contract:

C-8.1 Crew, Vendor and Transient Vetting. The Contractor shall submit the Full Name, Billet, SSN, Date of Birth, Birth Country, City of Birth, State of Birth, U.S. Passport Number and Nationality for all crew members to MSCHQ/PM5 using the Government provided MSCIEPIC Force Protection Personnel/Crew list Submission Template to allow screening by the El Paso Intelligence Center (EPIC). The template must be filled out in its entirety by Owners and resubmitted electronically in Microsoft Excel format to the Charterer, at the following PM5 mailbox MSCHQ.PM5-screening.fct@navy.mil. Submit crewmember’s information as they are identified to go to the ship(s). When a crew member is replaced, only submit that crewmember’s information instead of submitting the entire crew list again when the new crewmember is submitted. All new personnel must be screened at the beginning of the hiring process prior to being sent to the ship. All personnel information shall be resubmitted every time they join/rejoin a vessel, upon a change in contract or Contractor, upon transfer from one ship to another, and once in each 12-month period. A similar procedure shall be followed for all other Contractor personnel for whom unescorted access to the ships is required. MSC PM5 will notify the Contractor of any anomalous screening results requiring further action or investigation. Emails containing the Microsoft Excel attachment shall be written as follows:

•	Subject line format is as follows: FOUO - PRIVACY SENSITIVE - EPIC - PM5 - NAME of SHIP - CREW or NON-CREW

•	Body of email is to begin and end as follows: FOR OFFICIAL USE ONLY - PRIVACY SENSITIVE. ANY MISUSE OR UNAUTHORIZED DISCLOSURE MAY RESULT IN BOTH CIVIL AND CRIMINAL PENALTIES

•

Submitter’s name, company, address, and telephone number must be included in the email. Scanned lists are unacceptable. Additionally, if there is a scheduled crew change or rotation of any percentage of such, the above information is to be provided at least four working days prior to departing (home or assignment) to report to the vessel.

•

The Microsoft Excel attachment shall be password protected using the Microsoft password option. The password will be provided by MSCHQ N34. Access to personal information by contractor employees shall be on a need to know basis. To obtain the password, contact either Bruce Belden, 202-685-5378, bruce.belden@nayy.mil or Lance Murray, 202-685-5139, lance.a.murray@nayy.mil

•

A Microsoft attachment can be password protected as follows: Open the template (spreadsheet) and click on Tools and then Options. In the Options drop down menu, click on Security. Then enter the password and click on OK. Then you will be asked to re-enter the password. Password is case sensitive.

N00033-07-C-5416

P00005

SECTION H – SPECIAL CONTRACT REQUIREMENTS

The following is hereby deleted in its entirety:

H-39 Immunizations. U.S. flag time chartered vessel(s) services are considered essential contractor services to the Department of Defense in support of military and associated support missions. As a result, Masters, officers, crewmembers, and other individuals who are embarked on such vessels for Owner’s purposes, including but not limited to subcontractors, are considered contractor personnel performing mission essential services under DODI 3020.37, November 6, 1990, (Change 1, January 26,1996), and are subject to the following:

(a) Masters, officers, crewmembers and other individuals, as described above, who are embarked on any vessel(s) subject to this charter must be medically pre-screened and immunized in accordance with Commander, Military Sealift Command (COMSC) policy, and any changes thereto, in effect or made during the period of this charter, including any options or extensions. Owner shall ensure that all Masters, Officers, crewmembers, and other individuals embarked on any vessel(s) subject to this charter comply with all such immunization programs. Notification of immunization requirements pursuant to this section shall be provided to Owner by the Contracting Officer.

(b) When immunizations are required pursuant to this clause, Owner must provide notification, as directed by the Contracting Officer, of the immunization status of all embarked personnel within 24 hours of fixture or award. Further, at any time during the contract period, the immunization status of any relief personnel scheduled to board the vessel(s) is required no later than 96 hours prior to the personnel change, unless authorized otherwise by the Contracting Officer.

(c) Any Master, officer, crewmember or other individual who refuses to comply with the immunization requirements, or who is ineligible for a particular required immunization as provided herein, shall be removed by Owner from the vessel(s) as soon as possible, but not later than the next port call unless authorized by the Contracting Officer, and replaced with personnel who either have the required immunization or are eligible and will comply with the policy. Any removal and replacement of personnel pursuant to this clause shall be solely at Owner’s expense, including, but not limited to, travel, per diem, wages and associated administrative expenses.

(d) Crew shortages resulting from the application of this section may subject the vessel(s) to being placed off- hire.

The following is hereby incorporated into the contract:

H-39 PROPHYLACTIC AND MEDICAL COUNTERMEASURES, INCLUDING IMMUNIZATIONS: U.S. flag time chartered vessel(s) services are considered essential Contractor services to the Department of Defense in support of military and associated support missions. As a result, Masters, officers, crewmembers, and other individuals who are embarked on such vessels for Owner’s purposes, including but not limited to subContractors, are considered Contractor personnel performing mission essential services under DODI 3020.37, November 6,1990, (Change 1, January 26, 1996), and are subject to the following:

(a) Masters, officers, crewmembers and other individuals, as described above, who are embarked on any vessel(s) subject to this charter shall be medically pre-screened, and issued or given prophylactic and medical countermeasures, including immunizations, in accordance with Commander, Military Sealift Command (COMSC) policy. Owner shall ensure that all Masters, Officers, crewmembers, and other individuals embarked on any vessel(s) subject to this charter comply with all such prophylactic and medical countermeasures, including all immunization requirements in effect or made during the period of this charter, including any options or extensions. Notification of the requirements pursuant to this section shall be provided to Owner by the Contracting Officer.

(b) When prophylactic and medical countermeasures, including immunizations are required pursuant to this clause, Owner shall provide notification, as directed by the Contracting Officer, of the immunization status of all

N00033-07-C-5416

P00005

embarked personnel within 24 hours of fixture or award. Further, at any time during the contract period, the immunization status of any relief personnel scheduled to board the vessel(s) is required no later than 96 hours prior to the personnel change, unless authorized otherwise by the Contracting Officer.

(c) Any Master, officer, crewmember or other individual who refuses to comply with any prophylactic or medical countermeasure requirement, including any immunization requirement, or any policy concerning the use of said prophylactic or medical countermeasure, or who for medical, personal, religious or any other reason declines or is ineligible to take or use a particular required immunization or other prophylactic or medical countermeasure, shall be removed by Owner from the vessel as soon as possible, but not later than the next port call, and replaced, with an individual of equal or better qualifications who has, as applicable, the required immunization(s) or is eligible and willing to comply with the requirement. Any removal and replacement of personnel pursuant to this clause shall be solely at Owner’s expense, including, but not limited to, travel, per diem, wages and associated administrative expenses.

(d) Crew shortages resulting from the application of this section may subject the vessel(s) to being placed off- hire.

AU other contract terms and conditions remain unchanged and in full force and effect

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES

	J	1 6

2. AMENDMENT/MODIFICATION NO. P00006	3. EFFECTIVE DATE 22-Nov-2010	4. REQUISITION/PURCHASE REQ. NO SEE SCHEDULE	5. PROJECT NO.(If applicable)

6. ISSUED BY CODE	N00033	7. ADMINISTERED BY (If other than item 6)	CODE N00033

MILITARY SEALIFT COMMAND, N1033/PM5 914 CHARLES MORRIS COURT SE WASHINGTON NAVY YARD DC 20300-5540		MILITARY SEAUFT COMMAND, N1033 914 CHARLES MORRIS CT SE WASHINGTON NAVY YARD DC 20398-5540

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) AMERICAN PETROLEUM TANKERS LLC MR. ROBERT KURZ 345PARKAVEFL29 C/0 BLACK STONE CAPITAL PARTNERS V US NEW YORK, NY 10154-0004			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MOD. OF CONTRACT/ORDER NO. N00033-07-C-5416

CODE 5SZC7	FACILITY CODE 5SZC7	☒	10B. DATED (SEE ITEM 13) 06-Jul-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) FAR 52.243-1, Changes – Fixed-Price Alternate II (APR 1987)

E. IMPORTANT: Contractor	☐	is not,	☒	is required to sign this document and return	1	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: cochrane11310

This bilateral modification to N00033-07-C-5416 adds $35,233,401.79 in FY 11 funding for the charter hire and reimbursable items for the MT EMPIRE STATE PRs N000331322PST1 and N000331302PST2 apply, respectively. This modification also updates the following sections within the contract: C-4.1, Crew List; C-23, Reporting Requirements; G-1, Designation of Principal Contracting Officer; and H-37, Force Protection. Please see attached.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Robert K. Kurz, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JAY STANDRING, CONTRACTING OFFICER Tel: 202 685 5833 EMAIL: JAY STANDRING@NAVY.MC

15B. CONTRACTOR/OFFEROR /s/ Robert K. Kurz	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Jay Standring	16C. DATE SIGNED

(Signature of person authorized to sign)	11/24/10	(Signature of Contracting Officer)	24 Nov 2010

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (REV. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA FAR (48 CFR) 53.243

N00033-07-C-5416

P00006

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

PR	Ship Name	CLIN	Description	Project	Task	Exp. Type	Amount
NOO0331322P5Tl	MT EMPIRE STATE	0001	Charter Hire	121186	010100	2521K	$26,714,000.00 ($74,000.00 daily charter hire x 361 days).
NOO0331302P5T2	MT EMPIRE STATE	0002	Reimbursables	121186	010100	2522K, 26052	$8,519,401. 79

						TOTAL	$35,233,401. 79

The following are applicable to this modification:

1.	This modification to N00033-07-C-5416 adds FYl l funds as follows per the table above. The Charter Hire funding on CLIN 0001 includes 361 days of funding at $74,000.00 per day, as the vessel was delivered on 05 October 2010. $2,146,049.09 in reimbursable funding is added to CLlN 0002 for Port Charges under Expenditure Type 2522K. $6,373,352.70 in reimbursable funding is added to CLlN 0002 for Fuel/Bunkers under Expenditure Type 26052.

2.	Paragraph C-4.1, Crew List, of reference (b) is deleted in its entirety and is marked “Reserved — See C-8.1, Crew, Vendor, and Transient Vetting.”

3.	Sentence 5 from Paragraph C-23, Reporting Reguirements, is hereby deleted:

Additionally,, vessel(s) shall provide position reports twice daily at 0600 and 1800 local Washington DC time to the following email and fax addresses:

[Area Commander email address]

john.joerger@navv.mil

thomas.walters@navv.mil

gary.c.anderson@navy.mil

Facsimile: 202/685-5850 attn: Sealift, Tankers Program

Sentence 5 from Paragraph C-23, Reporting Reguirements, is hereby replaced with the following:

Additionally, vessel(s) shall provide position reports four times daily at 0600,1200, 1800, and 2400 Greenwich Mean Time (GMT) to the following email and fax addresses:

[Area Commander email address]

HQTankers@navy.mil

Facsimile: 202/685-5850 attn: Sealift, Tankers Program

4.	The following text from Section G-1, Designation of Principal Contracting Officer, is hereby deleted:

Diana R. Fischer, Contracting Officer (PM53INI033e)

Department of the Navy

Military Sealift Command

914 Charles Morris Court, SE, Bldg. 210

N00033-07-C-5416

P00006

Washington Navy Yard, D.C. 20398-5540

Phone: (202)685-5833

Fax: (202) 685-5887

Email: diana.fischer@navy.mil

The following text from Section G-1, Designation of Principal Contracting Officer, is replaced with the following:

Jay M. Standring, Contracting Officer (PM53/N1033e)

Department of the Navy

Military Sealift Command

914 Charles Morris Court, SE, Bldg. 210

Washington Navy Yard, D.C. 20398-5540

Phone: (202)685-5833

Fax: (202) 685-5887

Email: jay.standring@navy.mil

5.	Paragraph H-37, Force Protection, is deleted in its entirety and is marked “Reserved—See H-28, Ship Physical Security (MSC 5252.247-9845 (JUN 1998) & H-40 MSC Shipboard AntiterrorismIForce Protection Measures (MSC 5252.247-9845 (AUG 2005).”

6.	All other terms and conditions of the contract remain unchanged and in full force and effect.

SECTION A – SOLICITATION/CONTRACT FORM

The total cost of this contract was increased $35,233,401.79 from $0.00 to $35,233,401.79.

SECTION B – SUPPLIES OR SERVICES AND PRICES

CLIN 0001 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Each	$26,714,000.00	$26,714,000.00
	Charter Hire - MT Empire State - Base
	FFP
	Charter Hire Rate: $74,000.00 per day. 361 days x $74,000.00 =
	$26,714,000.00. Period of performance: 05 October 2010 - 30 September
	2011.
	FOB: Destination

				NET AMT	$26,714,000.00

SUBCLIN 000101 is added as follows:

N00033-07-C-5416

P00006

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101			Each	$0.00	$0.00
	CHARTER HIRE 361 DAYS @ $74,000.00/DAY
	FFP
	CHARTER HIRE 361 DA YS @ $74,000.00/DAY. MT EMPIRE STATE
	FOB: Destination
	PURCHASE REQUEST NUMBER: N000331322P5Tl

				NET AMT	$0.00

CLIN 0002 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		1	Each	$8,519,401.79	$8,519,401.79
	Reimbursables - MT EMPIRE STATE - BASE
	FFP
	FOB: Destination

				NET AMT	$8,519,401.79
	ACRN AA				$8,519,401.79
	CIN:000000000000000000000000000000

SUBCLIN 000201 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201			Each	$0.00	$0.00
	PORT CHARGES, N0003307C5416-0002 FY11 EMPIRE STATE - PROJECT 121 FFP
	PORT CHARGES, N0003307C5416-0002 FY11 EMPIRE STATE - PROJECT 121186 TASK 010100 ET 2522K $2,146,049.09 FOB: Destination PURCHASE REQUEST NUMBER: N000331302P5T2

				NET AMT	$0.00

N00033-07-C-5416

P00006

SUBCLlN 000202 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000202			Each	$0.00	$0.00
	FUEL/BUNKERS, N0003307C5416-0002 FYll EMPIRE STATE - PROJECT 12 FFP
	FUEL/BUNKERS, N0003307C5416-0002 FYll EMPIRE STATE - PROJECT 121186 TASK 010100 ET 26052 $6,373,352.70 FOB: Destination PURCHASE REQUEST NUMBER: N000331302P5T2

				NET AMT	$0.00

SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been modified:

STATEMENT OF WORK

C-4.1 Crew List. Reserved - See C-8.1, Crew, Vendor, and Transient Vetting.

C-23 Reporting Requirements. The Charterer shall furnish the Master with all requisite instructions and sailing directions in writing, including COMSC Instruction 3121.9A, “Standard Operating Manual,” as revised. The Master shall exercise due diligence to observe all such orders and instructions of the Charterer in respect of the Charterer’s employment of the Vessel’s services. Reports required of the Vessel(s) are listed in Section 2-15-6 of COMSCINST 3121.9 series. Further reporting guidance can also be found in COMSCINST 2002.2, “Communications, Policy and Procedures Manual.” Additionally, vessel(s) shall provide position reports four times daily at 0600, 1200,1800, and 2400 Greenwich Mean Time (GMT) to the following email and fax addresses:

[Area Commander email address]

HQTankers@navy .mil

Facsimile: 202/685-5850 attn: Sealift, Tankers Program

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $35,233,401.79 from $0.00 to $35,233,401.79.

CLlN 0001:

Funding on CLlN 0001 is initiated as follows:

N00033-07-C-5416

P00006

ACRN: AA

CIN: 000000000000000000000000000000

Acctng Data: 97 X 4930 FD20 000 00033 0 000033 2F00000000000000000

Increase: $26,714,000.00

Total: $26,714,000.00

CLIN 0002:

Funding on CLIN 0002 is initiated as follows:

ACRN:AA

CIN: 000000000000000000000000000000

Acctng Data: 97 X 4930 FD20 000 00033 0 000033 2F00000000000000000

Increase: $8,519,401.79

Total: $8,519,401.79

The following have been modified:

G-I Designation of Principal Contracting Officer

The Principal Contracting Officer for this contract is:

Jay M. Standring, Contracting Officer (PM53/N1033e)

Department of the Navy

Military Sealift Command

914 Charles Morris Court, SE, Bldg. 210

Washington Navy Yard, D.C. 20398-5540

Phone: (202) 685-5833

Fax: (202) 685-5887

Email: jay.standring@navy.mil

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

SPECIAL CONTRACT REQUIREMENTS

H-37 Force Protection. Reserved – See H-28, Ship Physical Security (MSC 5252.247-9845 (JUN 1998) & H-40 MSC Shipboard Antiterrorism-Force Protection Measures (MSC 5252.247-9845 (AUG 2005).

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES

	J	1 7

2. AMENDMENT/MODIFICATION NO. P00007	3. EFFECTIVE DATE 04 Jan 2011	4. REQUISITION/PURCHASE REQ. NO SEE SCHEDULE	5. PROJECT NO. (If applicable)

6. ISSUED BY CODE	N00033	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE N00033

MILITARY SEALIFT COMMAND N1033/PM5 914 CHARLES MORRIS COURT SE WASHINGTON NAVY YARD DC 20398-5540		MILITARY SEALIFT COMMAND, N1023 914 CHARLES MORRIS CT SE WASHINGTON NAVY YARD DC 20898-5640

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)

AMERICAN PETROLEUM TANKERS LLC

MR. ROBERT KURZ

345 PARK AVE. FL 29

c/o BLACKSTONE CAPITAL PARTNERS V US

NEW YORK, NY 10154-0004

9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MOD. OF CONTRACT/ORDER NO. N00033-07-C-5416

CODE: 5SZC7	FACILITY CODE: 5SZC7	☒	10B. DATED (SEE ITEM 13) 06-Jul-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Regulatory requirements.

E. IMPORTANT: Contractor	☐	is not,	☒	is required to sign this document and return	1	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

Modification Control Number: bouchels 11743

See attached.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Robert K. Kurz, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER Jay Stanoring, Contracting Officer TEL: (202) 685-5833 EMAIL: JAY STANORING@NAVY.MC

15B. CONTRACTOR/OFFEROR /s/ Robert K. Kurz	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By /s/ Jay Stanoring	16C. DATE SIGNED

(Signature of person authorized to sign)	1/10/11	(Signature of Contracting Officer)	10 JAN 2011

EXCEPTION TO SF 30	STANDARD FORM 30 (REV. 10-83)
APPROVED BY OIRM 11-84	Prescribed by GSA FAR (48 CFR) 53.243

N00033-07-C-5416

P00007

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

The following items are applicable to this modification:

OVERVIEW OF CHANGES

This modification updates the contract in accordance with current regulatory and legislative requirements.

Clauses updated:

52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.204-8	Annual Representations and Certifications	OCT 2010
52.219-9 Alt II	Small Business Subcontracting Plan.Alt. II (OCT 2001)	OCT 2010
52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and other Eligible Veterans	SEP 2010
52.222-36	Affirmative Action For Workers with Disabilities	OCT 2010
52.222-37	Employments Reports on Special Disabled Veterans, Veterans Of The Vietnam Era, And Other Eligible Veterans	SEP 2010
52.248-1	Value Engineering	OCT 2010
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts)	OCT 2010

Clauses added:

52.223-18	Contractor Policy to Ban Text Messaging While Driving	SEP 2010
52.225-25	Prohibition on Engaging in Sanctioned Activities Relating to Iran – Certification	SEP 2010
252.203-7003	Agency Office of the Inspector General	SEP 2010
252.237-7010	Prohibition of Interrogation of Detainees by Contractor Personnel	NOV 2010
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	NOV 2010

The parties hereby waive all rights, title and interest, if any, to any claims that may have under this contract arising from the changes effected by this modification.

N00033-07-C-5416

P00007

SUMMARY OF CHANGES

SECTION I - CONTRACT CLAUSES

The following have been modified:

CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

I-1 FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

farsite.hill.af.mil/

http://www.arnet.gov

I-1.1 FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-11	Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions	SEP 2005
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-8	Annual Representations and Certifications	OCT 2010
52.209-5	Certification Regarding Debarment, Suspension, Proposed Debarment and Other Responsibility Matters	DEC 2001
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JAN 2005
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records – Negotiation	JUN 1999
52.215-8	Order of Precedence – Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-20 Alt IV	Requirements for Cost and Pricing Data or Information Other than Cost or Pricing Data –Alternate IV	OCT 1997
52.215-21 Alt IV	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications Alternate IV	OCT 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004

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52.219-9 Alt II	Small Business Subcontracting Plan.Alt. II (OCT 2001)	OCT 2010
52.219-14	Limitation on Subcontracting	DEC 1996
52.219-16	Liquidated Damages – Subcontracting Plan	JAN 1999
52.222-01	Notice to the Government of Labor Disputes	FEB 1997
52.222-26	Equal Opportunity	APR 2002
52.222-29	Notification Of Visa Denial	JUN 2003
52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and other Eligible Veterans	SEPT 2010
52.222-36	Affirmative Action For Workers with Disabilities	OCT 2010
52.222-37	Employments Reports on Special Disabled Veterans, Veterans Of The Vietnam Era, And Other Eligible Veterans	SEPT 2010
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-41	Service Contract Act of 1965, as Amended	JUL 2005
52.222-43	Fair Labor Standards Act and Service Contract Act – Price Adjustment (Multiple Year and Option Contracts)	MAY 1989
52.222-44	Fair Labor Standards Act and Service Contract Act – Price Adjustment	FEB 2002
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-5	Pollution Prevention and Right-to-Know Information	AUG 2003
52.223-6	Drug-Free Workplace	MAY 2001
52.223-10	Waste Reduction Program	AUG 2000
52.223-12	Refrigeration Equipment and Air Conditioners	MAY 1995
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.223-18	Contractor Policy to Ban Text Messaging While Driving	SEPT 2010
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.225-25	Prohibition on Engaging in Sanctioned Activities Relating to Iran – Certification	SEPT 2010
52.227-1	Authorization and Consent	JUL 1995
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-3	Patent Indemnity	APR 1984
52.227-14	Rights in Data - General	JUN 1987
52.228-7	Insurance - Liability To Third Persons	MAR 1996
52.229-3	Federal, State And Local Taxes	APR 2003
52.229-6	Taxes – Foreign Fixed-Price Contracts	JUN 2003
52.229-8	Taxes – Foreign Cost-Reimbursement Contracts	MAR 1990
52.232-1	Payments	APR 1984
52.232-4	Payments under Transportation Contracts and Transportation-Related Services Contracts	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payment	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-18	Availability of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer – Central Contractor Registration	OCT 2003
52.233-1 Alt I	Disputes Alternate I (DEC 1991)	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.237-3	Continuity of Services	JAN 1991
52.242-1	Notice of Intent to Disallow Costs	APR 1984

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52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-13	Bankruptcy	JUL 1995
52.243-1 Alt II	Changes – Fixed-Price Alternate II (APR 1984)	APR 1987
52.243-7	Notification of Changes	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.245-1	Property Records	APR 1984
52.245-2	Government Property (Fixed Price Contracts)	MAY 2004
52.246-20	Warranty of Services	MAY 2001
52.246-25	Limitation of Liability – Services	FEB 1997
52.247-63	Preference For U.S. Flag Air Carriers	JUN 2003
52.247-64	Preference For Privately Owned U.S. Flagged Commercial Vessels	FEB 2006
52.248-1	Value Engineering	OCT 2010
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply and Service)	APR 1984
52.251-1	Government Supply Sources	APR 1984
52.253-1	Computer Generated Forms	JAN 1991

I-1.2 DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (DFARS) (48 CFR CHAPTER 2) CLAUSES

252.203-7001	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.203-7003	Agency Office of the Inspector General	SEP 2010
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004	Alternate A	NOV 2003
252.205-7000	Provisions Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisition From Subcontractors Subject to On-Site Inspection Under the Intermediate-Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country	MAR 1998
252.211-7003	Item Identification and Valuation	JUN 2005
252.215-7000	Pricing Adjustments	DEC 1991
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts)	OCT 2010
252.223-7001	Hazard Warning Labels	DEC 1991
252.223-7002	Safety Precautions For Ammunition And Explosives	MAY 1994
252.223-7003	Changes In Place Of Performance – Ammunition And Explosives	DEC 1991
252.223-7004	Drug-Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Reporting of Contract Performance Outside the United States and Canada	JUN 2005
252.225-7005	Identification of Expenditures in the United States	JUN 2005
252.225-7012	Preference for Certain Domestic Commodities	JUN 2004
252.225-7025	Restriction on Acquisition of Forgings	APR 2003

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252.225-7031	Secondary Arab Boycott Of Israel	APR 2003
252.225-7040	Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed Outside the United States	JUN 2006
252.227-7013	Rights in Technical Data – Noncommercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7018	Rights in Noncommercial Technical Data and Computer Software – Small Business Innovation Research (SBIR) Program	JUN 1995
252.227-7030	Technical Data – Withholding of Payment	MAR 2000
252.227-7032	Rights in Technical Data And Computer Software (Foreign)	JUN 1975
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.231.7000	Supplemental Cost Principals	DEC 1991
252.237-7010	Prohibition of Interrogation of Detainees by Contractor Personnel	NOV 2010
252.243-7001	Pricing of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	NOV 2010
252.245-7000	Government-Furnished Mapping, Charting, and Geodesy Property	DEC 1991
252.245-7001	Reports Of Government Property	MAY 1994
252.247-7023	Transportation Of Supplies By Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.247-7025	Reflagging or Repair Work	(JUN 2005)
252.249-7002	Notification of Anticipated Contract Termination or Reduction	DEC 1996

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I-2 CLAUSES INCORPORATED BY FULL TEXT

52.217-8 Option to Extend Services. (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor any time prior to redelivery of the vessel.

52.217-9 Option to Extend the Term of the Contract. (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor any time prior to redelivery of the vessel provided that the Government gives the Contractor a preliminary written notice of its intent to extend any time before vessel redelivery. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed fifty-nine months.

52.217-7 Option for Increased Quantity - Separately Priced Line Item (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 180 days of contract award. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of Summary of Changes)